Exhibit 99.2

# Supplemental **Disclosure**

Quarter ended March 31, 2026

BRIXMOR Property Group | BRX LISTED NYSE

>	SUPPLEMENTAL DISCLOSURE

Three Months Ended March 31, 2026

TABLE OF CONTENTS

Page
Glossary of Terms	1
Results Overview & Guidance	3
Financial Summary
Consolidated Balance Sheets	5
Consolidated Statements of Operations	6
EBITDA & Reconciliation of Debt Obligations, Net to Net Principal Debt	7
Funds From Operations (FFO)	8
Supplemental Balance Sheet Detail	9
NOI & Supplemental Statement of Operations Detail	10
Same Property NOI Analysis	11
Capital Expenditures	12
Capitalization, Liquidity & Debt Ratios	13
Debt Obligations	14
Covenant Disclosure	15
Investment Summary
Acquisitions	17
Dispositions	18
Anchor Space Repositioning Summary	19
Outparcel Development Summary	20
Redevelopment Summary	21
Future Redevelopment Opportunities	23
Portfolio Summary
Portfolio Overview	26
Portfolio Composition	27
Top Forty Retailers Ranked by ABR	28
New & Renewal Lease Summary	29
New Lease Net Effective Rent & Leases Signed But Not Yet Commenced	30
Lease Expiration Schedule	31
Major CBSA Detail	32
Properties by State	35
Property List	36

Note: Financial and operational information is unaudited.

For additional information, please visit https://www.brixmor.com; follow Brixmor on LinkedIn at https://www.linkedin.com/company/brixmor, Facebook at https://www.facebook.com/Brixmor, Instagram at https://www.instagram.com/brixmorpropertygroup, and YouTube at https://www.youtube.com/user/Brixmor.

This Supplemental Disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to the Company’s expectations regarding the performance of its business, its financial results, its liquidity and capital resources and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, including those described under the sections entitled “Forward-Looking Statements” and “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, as such factors may be updated from time to time in the Company's periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this release and in the Company’s other periodic filings with the SEC. The forward looking statements speak only as of the date of this release, and the Company expressly disclaims any obligation or undertaking to publicly update or review any forward-looking statement, whether as a result of new information, future developments, or otherwise, except to the extent otherwise required by law.

Supplemental Disclosure - Three Months Ended March 31, 2026

GLOSSARY OF TERMS	↩ Table of Contents

Term	Definition

Anchor Spaces	Spaces equal to or greater than 10,000 square feet ("SF") of GLA.

Anchor Space Repositioning	Anchor leasing that is primarily focused on reconfiguring or significantly remerchandising existing space with minimal work required outside of normal tenant improvement and landlord costs.

Annualized Base Rent ("ABR")	Contractual monthly base rent as of a specified date, under leases that have been signed or commenced as of the specified date, multiplied by 12. Annualized base rent differs from how rent is calculated in accordance with GAAP for purposes of financial statements. See Straight-line Rent definition for additional information. For purposes of calculating ABR, all signed or commenced leases with an initial term of one year or greater are included and all signed leases on space that will be vacated by existing tenants in the near term are excluded.

ABR PSF	ABR divided by leased GLA, excluding the GLA of lessee-owned leasehold improvements.

Billed GLA	Aggregate GLA of all commenced leases with an initial term of one year or greater, as of a specified date.

Core-Based Statistical Areas ("CBSA")	Defined by the United States Census Bureau as the collection of both Metropolitan and Micropolitan Statistical Areas. Metropolitan Statistical Areas are defined as a region associated with at least one urbanized area that has a population of at least 50,000 and comprises the central county or counties containing the core, plus adjacent outlying counties having a high degree of social and economic integration with the central county or counties as measured through commuting. Micropolitan Statistical Areas are defined as a region with at least one urbanized area that has a population of at least 10,000 but less than 50,000, plus adjacent territories that have a high degree of social and economic integration with the central county or counties as measured through commuting.
References to CBSA rank are based on population estimates from Synergos Technologies, Inc.

EBITDA, EBITDAre, Adjusted EBITDA, Cash Adjusted EBITDA, Net Principal Debt to Adjusted EBITDA, current quarter annualized, & Net Principal Debt to Adjusted EBITDA, trailing twelve months
Supplemental, non-GAAP performance measures. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of net income (calculated in accordance with GAAP) before non-controlling interests to each of these measures is provided on page 7.
EBITDA is calculated as the sum of net income (calculated in accordance with GAAP) before non-controlling interests excluding (i) interest expense, (ii) federal and state taxes, and (iii) depreciation and amortization. EBITDAre, which is computed in accordance with Nareit's definition, represents EBITDA excluding (i) gains and losses from the sale of certain real estate assets, (ii) gains and losses from change in control, (iii) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. Adjusted EBITDA represents EBITDAre excluding (i) gain (loss) on extinguishment of debt, net and (ii) other items that the Company believes are not indicative of the Company's operating performance. Cash Adjusted EBITDA represents Adjusted EBITDA excluding (i) straight-line rental income, net, (ii) accretion of below-market leases, net of amortization of above-market leases and tenant inducements and (iii) straight-line ground rent expense, net. Net Principal Debt to Adjusted EBITDA, current quarter annualized and Net Principal Debt to Adjusted EBITDA, trailing twelve months are calculated as Net Principal Debt divided by quarterly annualized Adjusted EBITDA or trailing twelve month Adjusted EBITDA, respectively. EBITDA, EBITDAre, Adjusted EBITDA, Cash Adjusted EBITDA, Net Principal Debt to Adjusted EBITDA, current quarter annualized, and Net Principal Debt to Adjusted EBITDA, trailing twelve months are calculated after adjustments for unconsolidated joint ventures to reflect each measure on the same basis.

Generally Accepted Accounting Principles ("GAAP")	GAAP refers to a common set of United States of America accounting rules, standards, and procedures issued by the Financial Accounting Standards Board.

Gross Leasable Area ("GLA")	Represents the total amount of leasable property square footage.

Leased GLA	Aggregate GLA of all signed or commenced leases with an initial term of one year or greater, as of a specified date, excluding all signed leases on space that will be vacated by existing tenants in the near term.

Local Tenants	Single-state operators with fewer than 20 locations.

Major Tenants	Any grocer and all national / regional anchor tenants, excluding those that are ancillary in nature regardless of term.

Nareit	National Association of Real Estate Investment Trusts.

Nareit Funds From Operations (“FFO")
A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures. A reconciliation of net income (calculated in accordance with GAAP) to Nareit FFO is provided on page 8.
Nareit defines FFO as net income (calculated in accordance with GAAP) excluding (i) depreciation and amortization related to real estate, (ii) gains and losses from the sale of certain real estate assets, (iii) gains and losses from change in control, (iv) impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity and (v) after adjustments for unconsolidated joint ventures calculated to reflect FFO on the same basis.

National / Regional Tenants	Multi-state operators or single-state operators with 20 or more locations and state agencies and government offices. Includes franchise locations.

Net Effective Rent Before Tenant Specific Landlord Work	Average ABR PSF over the lease term adjusted for tenant improvements and allowances (excluding base building costs) and third-party leasing commissions. For purposes of calculating net effective rent before tenant specific landlord work, ABR PSF includes the GLA of lessee-owned leasehold improvements.

Net Operating Income ("NOI")
A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures.
A reconciliation of net income (calculated in accordance with GAAP) to NOI is provided on page 10.
Calculated as total property revenues (base rent, expense reimbursements, adjustments for revenues deemed uncollectible, ancillary and other rental income, percentage rents, and other revenues) less direct property operating expenses (operating costs and real estate taxes). NOI excludes (i) lease termination fees, (ii) straight-line rental income, net, (iii) accretion of below-market leases, net of amortization of above-market leases and tenant inducements, (iv) straight-line ground rent expense, net, (v) depreciation and amortization, (vi) impairment of real estate assets, (vii) general and administrative expense, and (viii) other income and expense (including interest expense and gain on sale of real estate assets).

Net Principal Debt
Debt obligations, net, calculated in accordance with GAAP, excluding net unamortized premium or discount and deferred financing fees less cash, cash equivalents, and restricted cash. A reconciliation of debt obligations, net to Net Principal Debt is provided on page 7.

New Development	Refers to ground up development of new shopping centers. Does not refer to outparcel development.

New Development & Reinvestment Stabilization	New Development and Reinvestment projects are deemed stabilized upon reaching 90.0% billed occupancy of the impacted space. New Development projects are included in the operating portfolio upon the earlier of (i) reaching 90.0% billed occupancy of the impacted space or (ii) one year after the associated assets are placed in service.

NOI Yield	Calculated as the projected incremental NOI as a percentage of the estimated incremental third-party costs of a specified project, net of any project specific credits (lease termination fees or other ancillary credits).

Non-controlling Interests	Relate to the portion of Brixmor Property Group Inc. held by the non-controlling interest holders.

Non-owned Major Tenants	Also known as shadow anchors. Refers to tenants that are situated on parcels that are owned by unrelated third parties, but, due to their location within or immediately adjacent to a shopping center, appear to the consumer as a retail tenant of the shopping center and, as a result, attract additional consumer traffic to the center.

Outparcel(s)
Refers to a portion of a shopping center, separate from the main retail buildings and generally located on the outer edge of a property, which may currently, or in the future, contain one or several freestanding buildings.

Outparcel Development	Construction of a new outparcel. May also refer to the demolition of an existing outparcel building to accommodate the construction of a new outparcel.

Percent Billed	Billed GLA as a percentage of total GLA.

Percent Leased	Leased GLA as a percentage of total GLA.

Supplemental Disclosure - Three Months Ended March 31, 2026	Page 1

GLOSSARY OF TERMS				↩ Table of Contents

Term	Definition
PSF	Per square foot of GLA.

Redevelopment	Larger scale projects that typically involve new construction, reconfiguration, significant remerchandising, and upgrades or demolition of a portion of the shopping center to accommodate new retailers.

Reinvestment Projects	Represents anchor space repositioning, outparcel development, and/or redevelopment projects.

Rent Spread	Represents the percentage change in contractual ABR PSF in the first year of the new lease relative to contractual ABR PSF in the last year of the old lease. Rent spreads are presented only for leases deemed comparable. For purposes of calculating rent spreads, ABR PSF includes the GLA of lessee-owned leasehold improvements.

New Rent Spread	Includes new leases signed on units that were occupied within the prior 12 months. New leases signed on units that have been vacant for longer than 12 months, new leases signed on first generation space, and new leases that are ancillary in nature regardless of term are deemed non-comparable and excluded from New Rent Spreads.

Renewal Rent Spread	Includes renewal leases signed with the same tenant in all or a portion of the same location or that include the expansion into space that was occupied within the prior 12 months. Renewals that include the expansion of an existing tenant into space that has been vacant for longer than 12 months and renewals that are ancillary in nature regardless of term are deemed non-comparable and excluded from Renewal Rent Spreads.

Option Rent Spread	Includes contractual renewal options exercised by tenants in the same location to extend the term of an expiring lease.

Total Rent Spread	Combined spreads for new, renewal, and option leases.

Same Property NOI
A supplemental, non-GAAP performance measure. Please see below for more information on the limitations of non-GAAP performance measures. A reconciliation of net income (calculated in accordance with GAAP) to Same Property NOI is provided on page 11.
Represents NOI of properties owned for the entirety of both periods and excluding properties under development and completed New Development properties that have been stabilized for less than one year. Same Property NOI excludes income or expense associated with the Company's captive insurance company.

	Number of Properties in Same Property NOI Analysis:	Three Months Ended 3/31/26	Twelve Months Ended 12/31/25

	Total properties in Brixmor Property Group portfolio	344	348
	Acquired properties excluded from Same Property NOI	(3)	(10)
	Additional exclusions (1)	(3)	(6)
	Same Property NOI pool (2)	338	332

(1) Additional exclusions for the three months ended March 31, 2026 and 2025 include three properties that were subject to partial dispositions in 2025.
(2) The Same Property NOI pool includes the balance of a shopping center when an outparcel has been acquired or if a partial disposition can be disaggregated from the remaining property. Two outparcels acquired in 2025 are excluded from the Same Property NOI pool for the three months ended March 31, 2026 and 2025.

Small Shop Spaces	Spaces less than 10,000 SF of GLA.

Secured Overnight Financing Rate ("SOFR")	SOFR is a benchmark interest rate for dollar-denominated derivatives and loans that replaced the London Interbank Offered Rate ("LIBOR").

Straight-line Rent
Non-cash revenue recognized related to the GAAP requirement to average a tenant's contractual base rent over the life of the lease. The Company commences recognizing rental revenue based on the date it makes the underlying asset available for use by the tenant. The cumulative difference between rental revenue recognized and contractual payment terms is recognized as deferred rent and included in Receivables, net on the Consolidated Balance Sheets. The Company periodically evaluates the collectability of its receivables related to straight-line rent. Any receivables that are deemed to be uncollectible are recognized as a reduction to straight-line rental income, net.

Year Built	Year of most recent redevelopment or year built if no redevelopment has occurred.

Non-GAAP Performance Measures

The Company presents the non-GAAP performance measures set forth below. These measures should not be considered as alternatives to, or more meaningful than, net income (calculated in accordance with GAAP) or other GAAP financial measures, as an indicator of financial performance and are not alternatives to, or more meaningful than, cash flow from operating activities (calculated in accordance with GAAP) as a measure of liquidity. Non-GAAP performance measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental financial results to those calculated in accordance with GAAP. The Company’s computation of these non-GAAP performance measures may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to similarly titled measures presented by such other REITs. Investors are cautioned that items excluded from these non-GAAP performance measures are relevant to understanding and addressing financial performance.

The Company believes that the non-GAAP performance measures it presents are useful to investors for the following reasons:
• EBITDA, EBITDAre, Adjusted EBITDA, Cash Adjusted EBITDA, Net Principal Debt to Adjusted EBITDA, current quarter annualized, & Net Principal Debt to Adjusted EBITDA, trailing twelve months	Considering the nature of its business as a real estate owner and operator, the Company believes that EBITDA, EBITDAre, Adjusted EBITDA, Cash Adjusted EBITDA, Net Principal Debt to Adjusted EBITDA, current quarter annualized, and Net Principal Debt to Adjusted EBITDA, trailing twelve months, are useful to investors in measuring its operating performance because they exclude items included in net income (calculated in accordance with GAAP) before non-controlling interests that do not relate to or are not indicative of the operating performance of the Company’s real estate. The Company believes EBITDA, EBITDAre, Adjusted EBITDA, Cash Adjusted EBITDA, Net Principal Debt to Adjusted EBITDA, current quarter annualized, and Net Principal Debt to Adjusted EBITDA, trailing twelve months are widely known and understood measures of performance, independent of a company's capital structure and items which can make periodic and peer analyses of performance more difficult, and that these metrics can provide investors with a more consistent basis by which to compare the Company with its peers.

• Nareit FFO	Considering the nature of its business as a real estate owner and operator, the Company believes that Nareit FFO is useful to investors in measuring its operating and financial performance because the definition excludes items included in net income (calculated in accordance with GAAP) that do not relate to or are not indicative of the Company’s operating and financial performance, such as depreciation and amortization related to real estate, and items which can make periodic and peer analyses of operating and financial performance more difficult, such as gains and losses from the sale of certain real estate assets and impairment write-downs of certain real estate assets.

• NOI and Same Property NOI	Considering the nature of its business as a real estate owner and operator, the Company believes that NOI is useful to investors in measuring the operating performance of its portfolio because the definition excludes various items included in net income (calculated in accordance with GAAP) that do not relate to, or are not indicative of, the operating performance of the Company’s properties, such as lease termination fees, straight-line rental income, net, accretion of below-market leases, net of amortization of above-market leases and tenant inducements, straight-line ground rent expense, net, income or expense associated with the Company's captive insurance company, depreciation and amortization, impairment of real estate assets, general and administrative expense, and other income and expense (including interest expense and gain on sale of real estate assets). The Company believes that Same Property NOI is also useful to investors because it further eliminates disparities in NOI by only including NOI of properties owned for the entirety of both periods presented and excluding properties under development and completed New Development properties that have been stabilized for less than one year and therefore provides a more consistent metric for comparing the operating performance of the Company's real estate between periods.

Supplemental Disclosure - Three Months Ended March 31, 2026	Page 2

RESULTS OVERVIEW & GUIDANCE					↩ Table of Contents
Unaudited, dollars in thousands, except per share and per square foot amounts

	Three Months Ended		Six Months Ended
Summary Financial Results	3/31/26	3/31/25	3/31/26	3/31/25
Total revenues (page 6)	$ 354,819	$ 337,512	$ 354,819	$ 337,512
Net income attributable to Brixmor Property Group Inc. (page 6)	127,750	69,729	127,750	69,729
Net income attributable to Brixmor Property Group Inc. per diluted share (page 6)	0.41	0.23	0.41	0.23
NOI (page 10)	253,984	239,435	253,984	239,435
EBITDA (page 7)	293,290	230,125	293,290	230,125
EBITDAre (page 7)	241,193	227,055	241,193	227,055
Adjusted EBITDA (page 7)	241,242	227,076	241,242	227,076
Cash Adjusted EBITDA (page 7)	229,354	217,214	229,354	217,214
Nareit FFO (page 8)	179,572	171,107	179,572	171,107
Nareit FFO per diluted share (page 8)	0.58	0.56	0.58	0.56
Items that impact FFO comparability, net per share (page 8)	(0.00)	(0.00)	(0.00)	(0.00)
Dividends declared per share (page 8)	0.3075	0.2875	0.3075	0.2875
Dividend payout ratio (as % of Nareit FFO) (page 8)	52.5%	51.4%	52.5%	51.4%

	Three Months Ended
Summary Operating and Financial Ratios	3/31/26	12/31/25	9/30/25	6/30/25	3/31/25
NOI margin (page 10)	74.5%	73.6%	74.1%	74.3%	74.0%
Same property NOI performance (page 11) (1)	6.4%	6.0%	4.0%	3.8%	2.8%
Fixed charge coverage, current quarter annualized (page 13)	4.1x	4.0x	4.1x	4.2x	4.2x
Fixed charge coverage, trailing twelve months (page 13)	4.1x	4.1x	4.1x	4.1x	4.0x
Net Principal Debt to Adjusted EBITDA, current quarter annualized (page 7) (2)	5.3x	5.4x	5.6x	5.5x	5.5x
Net Principal Debt to Adjusted EBITDA, trailing twelve months (page 7) (2)	5.4x	5.6x	5.7x	5.6x	5.7x

Outstanding Classes of Stock	As of 3/31/26	As of 12/31/25	As of 9/30/25	As of 6/30/25	As of 3/31/25
Common shares outstanding (page 13)	306,837	306,105	306,100	306,100	306,060

	Three Months Ended
Summary Acquisitions and Dispositions	3/31/26	12/31/25	9/30/25	6/30/25	3/31/25
Aggregate purchase price of acquisitions (page 17)	$—	$190,689	$223,000	$—	$3,100
Aggregate sale price of dispositions (page 18)	107,925	170,191	81,197	22,350	22,750
NOI adjustment for acquisitions and dispositions, net (3)	(1,336)

Summary Portfolio Statistics (4)	As of 3/31/26	As of 12/31/25	As of 9/30/25	As of 6/30/25	As of 3/31/25
Number of properties (page 26)	344	348	354	360	361
Percent billed (page 26)	91.4%	91.6%	90.2%	89.7%	90.0%
Percent leased (page 26)	95.1%	95.1%	94.1%	94.2%	94.1%
ABR PSF (page 26)	$ 19.05	$ 18.77	$ 18.48	$ 18.07	$ 17.94
New lease rent spread (page 29)	41.8%	34.7%	30.5%	43.8%	47.5%
New & renewal lease rent spread (page 29)	27.0%	24.2%	17.8%	24.2%	20.5%
Total - new, renewal & option lease rent spread (page 29)	19.0%	18.6%	12.8%	19.4%	15.0%
Total - new, renewal & option GLA (page 29)	1,994,943	2,179,975	2,638,011	2,465,322	2,247,394

2026 Guidance	Current	Previous (at 2/9/26)	YTD
Nareit FFO per diluted share	$2.34 - $2.37	$2.33 - $2.37	$0.58
Same property NOI performance	4.75% - 5.50%	4.50% - 5.50%	6.4%

(1) Reflects same property NOI as reported for the specified period.
(2) Net Principal Debt is as of the end of each specified period.
(3) Represents an estimate of the incremental NOI that the Company would have recognized if the assets that were acquired during the quarter had been owned for the full quarter, adjusted for one-time items, net of NOI recognized during the quarter for the assets that were disposed of during the quarter.
(4) Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended March 31, 2026	Page 3

>	FINANCIAL SUMMARY

Supplemental Disclosure
Three Months Ended March 31, 2026

CONSOLIDATED BALANCE SHEETS			↩ Table of Contents
Unaudited, dollars in thousands, except share information

	As of	As of
	3/31/26	12/31/25
Assets
Real estate
Land	$1,837,739	$1,849,779
Buildings and tenant improvements	9,313,530	9,296,849
Construction in progress	55,108	92,129
Lease intangibles	538,888	548,740
	11,745,265	11,787,497
Accumulated depreciation and amortization	(3,636,118)	(3,588,646)
Real estate, net	8,109,147	8,198,851
Cash and cash equivalents	323,934	334,422
Restricted cash	100,633	27,108
Marketable securities	20,480	21,283
Receivables, net, including straight-line rent receivables of $244,075 and $237,837, respectively	302,774	315,128
Deferred charges and prepaid expenses, net	170,538	169,326
Real estate assets held for sale	5,290	4,551
Other assets	70,595	62,468
Total assets	$9,103,391	$9,133,137

Liabilities
Debt obligations, net	$5,496,071	$5,494,753
Accounts payable, accrued expenses and other liabilities	570,407	628,328
Total liabilities	6,066,478	6,123,081

Equity
Common stock, $0.01 par value; authorized 3,000,000,000 shares;
315,963,609 and 315,231,761 shares issued and 306,836,617 and 306,104,769
shares outstanding	3,068	3,061
Additional paid-in capital	3,424,070	3,437,853
Accumulated other comprehensive income	9,409	1,722
Distributions in excess of net income	(399,883)	(432,822)
Total stockholders' equity	3,036,664	3,009,814
Non-controlling interests	249	242
Total equity	3,036,913	3,010,056
Total liabilities and equity	$9,103,391	$9,133,137

Supplemental Disclosure - Three Months Ended March 31, 2026	Page 5

CONSOLIDATED STATEMENTS OF OPERATIONS		↩ Table of Contents
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended
	3/31/26	3/31/25
Revenues
Rental income	$354,337	$337,241
Other revenues	482	271
Total revenues	354,819	337,512

Operating expenses
Operating costs	41,914	39,211
Real estate taxes	45,403	44,893
Depreciation and amortization	105,202	105,597
General and administrative	28,192	28,173
Total operating expenses	220,711	217,874

Other income (expense)
Dividends and interest	3,205	1,706
Interest expense	(59,392)	(54,084)
Gain on sale of real estate assets	52,097	3,070
Other	(2,261)	(593)
Total other expense	(6,351)	(49,901)

Net income	127,757	69,737
Net income attributable to non-controlling interests	(7)	(8)
Net income attributable to Brixmor Property Group Inc.	$127,750	$69,729

Net income attributable to Brixmor Property Group Inc. per common share:
Basic	$0.42	$0.23
Diluted	$0.41	$0.23
Weighted average shares:
Basic	307,024	306,766
Diluted	307,679	307,252

Supplemental Disclosure - Three Months Ended March 31, 2026	Page 6

EBITDA & RECONCILIATION OF DEBT OBLIGATIONS, NET TO NET PRINCIPAL DEBT		↩ Table of Contents
Unaudited, dollars in thousands

	Three Months Ended
	3/31/26	3/31/25

Net income	$127,757	$69,737
Interest expense	59,392	54,084
Federal and state taxes	939	707
Depreciation and amortization	105,202	105,597
EBITDA	293,290	230,125
Gain on sale of real estate assets	(52,097)	(3,070)
EBITDAre	$241,193	$227,055

EBITDAre	$241,193	$227,055
Transaction expenses, net	49	21
Adjusted EBITDA	$241,242	$227,076

Adjusted EBITDA	$241,242	$227,076
Straight-line rental income, net	(7,939)	(7,481)
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	(4,109)	(2,515)
Straight-line ground rent expense, net (1)	160	134
Total adjustments	(11,888)	(9,862)
Cash Adjusted EBITDA	$229,354	$217,214

(1) Straight-line ground rent expense, net is included in Operating costs on the Consolidated Statements of Operations.

Reconciliation of Debt Obligations, Net to Net Principal Debt
	As of
	3/31/26
Debt obligations, net	$5,496,071
Less: Net unamortized premium	(9,613)
Add: Deferred financing fees	31,995
Less: Cash, cash equivalents and restricted cash	(424,567)
Net Principal Debt	$5,093,886

Adjusted EBITDA, current quarter annualized	$964,968
Net Principal Debt to Adjusted EBITDA, current quarter annualized	5.3x

Adjusted EBITDA, trailing twelve months	$940,281
Net Principal Debt to Adjusted EBITDA, trailing twelve months	5.4x

Supplemental Disclosure - Three Months Ended March 31, 2026	Page 7

FUNDS FROM OPERATIONS (FFO)		↩ Table of Contents
Unaudited, dollars in thousands, except per share amounts

	Three Months Ended
	3/31/26	3/31/25

Net income attributable to Brixmor Property Group Inc.	$127,750	$69,729
Depreciation and amortization related to real estate	103,919	104,448
Gain on sale of real estate assets	(52,097)	(3,070)
Nareit FFO	$179,572	$171,107

Nareit FFO per diluted share	$0.58	$0.56
Weighted average diluted shares outstanding	307,679	307,252

Items that impact FFO comparability
Transaction expenses, net	$(49)	$(21)
Total items that impact FFO comparability	$(49)	$(21)
Items that impact FFO comparability, net per share	$(0.00)	$(0.00)

Additional Disclosures
Straight-line rental income, net	$7,939	$7,481
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	4,109	2,515
Straight-line ground rent expense, net (1)	(160)	(134)

Dividends declared per share	$0.3075	$0.2875
Dividends declared	$94,352	$87,991
Dividend payout ratio (as % of Nareit FFO)	52.5%	51.4%

(1) Straight-line ground rent expense, net is included in Operating costs on the Consolidated Statements of Operations.

Supplemental Disclosure - Three Months Ended March 31, 2026	Page 8

SUPPLEMENTAL BALANCE SHEET DETAIL			↩ Table of Contents
Unaudited, dollars in thousands

	As of	As of
	3/31/26	12/31/25

Deferred charges and prepaid expenses, net
Deferred charges, net	$146,189	$144,555
Prepaid expenses, net	24,349	24,771
Total deferred charges and prepaid expenses, net	$170,538	$169,326

Other assets
Right-of-use asset	$45,274	$44,114
Furniture, fixtures and leasehold improvements, net	15,700	14,618
Interest rate derivatives	5,208	—
Other	4,413	3,736
Total other assets	$70,595	$62,468

Accounts payable, accrued expenses and other liabilities
Accounts payable and other accrued expenses	$228,954	$277,615
Below market leases, net	139,777	144,760
Dividends payable	95,930	97,993
Lease liability	48,688	47,351
Interest rate derivatives	1,783	4,553
Other	55,275	56,056
Total accounts payable, accrued expenses and other liabilities	$570,407	$628,328

Supplemental Disclosure - Three Months Ended March 31, 2026	Page 9

NOI & SUPPLEMENTAL STATEMENT OF OPERATIONS DETAIL		↩ Table of Contents
Unaudited, dollars in thousands

	Three Months Ended
	3/31/26	3/31/25
Net Operating Income Detail
Base rent	$246,618	$237,392
Expense reimbursements	82,765	78,711
Revenues deemed uncollectible	(1,845)	(2,628)
Ancillary and other rental income / Other revenues	8,534	5,952
Percentage rents	5,069	3,978
Operating costs	(41,754)	(39,077)
Real estate taxes	(45,403)	(44,893)
Net operating income	$253,984	$239,435

Operating Ratios
NOI margin (NOI / revenues)	74.5%	74.0%
Expense recovery ratio (expense reimbursements / (operating costs + real estate taxes))	95.0%	93.7%

Reconciliation of Net Income attributable to Brixmor Property Group Inc. to Net Operating Income
Net income attributable to Brixmor Property Group Inc.	$127,750	$69,729
Lease termination fees	(1,630)	(4,111)
Straight-line rental income, net	(7,939)	(7,481)
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	(4,109)	(2,515)
Straight-line ground rent expense, net (1)	160	134
Depreciation and amortization	105,202	105,597
General and administrative	28,192	28,173
Total other expense	6,351	49,901
Net income attributable to non-controlling interests	7	8
Net operating income	$253,984	$239,435

Supplemental Statement of Operations Detail
Rental income
Base rent	$246,618	$237,392
Expense reimbursements	82,765	78,711
Revenues deemed uncollectible	(1,845)	(2,628)
Lease termination fees	1,630	4,111
Straight-line rental income, net	7,939	7,481
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	4,109	2,515
Ancillary and other rental income	8,052	5,681
Percentage rents	5,069	3,978
Total rental income	$354,337	$337,241

Other revenues	$482	$271

Interest expense
Note interest	$52,472	$46,010
Unsecured credit facility and term loan interest	6,425	8,267
Capitalized interest	(823)	(1,264)
Deferred financing cost amortization	1,982	1,766
Debt premium and discount accretion, net	(664)	(695)
Total interest expense	$59,392	$54,084

Other
Federal and state taxes	$939	$707
Other	1,322	(114)
Total other	$2,261	$593

Additional Disclosures
Capitalized construction compensation costs	$4,042	$4,511
Capitalized real estate taxes, insurance, and utilities	1,192	726
Capitalized leasing legal costs (2)	402	331
Capitalized leasing commission costs	2,162	1,816
Equity compensation expense, net	2,385	4,113

(1) Straight-line ground rent expense, net is included in Operating costs on the Consolidated Statements of Operations.
(2) Capitalized leasing legal costs represent incremental direct costs associated with the execution of a lease.

Supplemental Disclosure - Three Months Ended March 31, 2026	Page 10

SAME PROPERTY NOI ANALYSIS		↩ Table of Contents
Unaudited, dollars in thousands

	Three Months Ended
	3/31/26	3/31/25	Change
Same Property NOI Analysis
Number of properties	338	338	—
Percent billed	91.3%	90.0%	1.3%
Percent leased	95.0%	94.3%	0.7%

Revenues
Base rent	$237,855	$228,427
Expense reimbursements	79,138	75,837
Revenues deemed uncollectible	(1,572)	(2,372)
Ancillary and other rental income / Other revenues	8,335	5,592
Percentage rents	4,980	3,943
	328,736	311,427	5.6%
Operating expenses
Operating costs	(39,614)	(37,490)
Real estate taxes	(43,648)	(43,325)
	(83,262)	(80,815)	3.0%
Same property NOI	$245,474	$230,612	6.4%

NOI margin	74.7%	74.1%
Expense recovery ratio	95.0%	93.8%

Percent Contribution to Same Property NOI Performance:
	Change	Percent Contribution
Base rent	$9,428	4.1%
Revenues deemed uncollectible	800	0.3%
Net expense reimbursements	854	0.4%
Ancillary and other rental income / Other revenues	2,743	1.2%
Percentage rents	1,037	0.4%
		6.4%

Reconciliation of Net income attributable to Brixmor Property Group Inc. to Same Property NOI
Net income attributable to Brixmor Property Group Inc.	$127,750	$69,729
Adjustments:
Non-same property NOI	(8,510)	(8,823)
Lease termination fees	(1,630)	(4,111)
Straight-line rental income, net	(7,939)	(7,481)
Accretion of below-market leases, net of amortization of above-market leases and tenant inducements	(4,109)	(2,515)
Straight-line ground rent expense, net	160	134
Depreciation and amortization	105,202	105,597
General and administrative	28,192	28,173
Total other expense	6,351	49,901
Net income attributable to non-controlling interests	7	8
Same property NOI	$245,474	$230,612

Supplemental Disclosure - Three Months Ended March 31, 2026	Page 11

CAPITAL EXPENDITURES		↩ Table of Contents
Unaudited, dollars in thousands

	Three Months Ended
	3/31/26	3/31/25
Leasing related:
Tenant improvements and tenant inducements	$23,716	$20,274
External leasing commissions	3,304	2,889
	27,020	23,163

Maintenance capital expenditures	5,759	2,554
Total leasing related and maintenance capital expenditures	$32,779	$25,717

Value-enhancing:
Anchor space repositionings	$5,153	$14,758
Outparcel developments	2,719	3,583
Redevelopments	16,314	29,805
Other (1)	3,992	2,898
Total value-enhancing capital expenditures	$28,178	$51,044

(1) Includes, but is not limited to, minor value-enhancing projects, LED lighting upgrades, and solar projects.

Supplemental Disclosure - Three Months Ended March 31, 2026	Page 12

CAPITALIZATION, LIQUIDITY & DEBT RATIOS				↩ Table of Contents
Unaudited, dollars and shares in thousands except per share amounts

			As of	As of
			3/31/26	12/31/25
Equity Capitalization:
Common shares outstanding (1)			306,837	306,105
Common share price			$28.80	$26.22
Total equity capitalization			$8,836,906	$8,026,073

Debt:
Revolving credit facility			$—	$—
Term loan facility			500,000	500,000
Unsecured notes			5,018,453	5,018,453
Total principal debt			5,518,453	5,518,453
Add: Net unamortized premium			9,613	10,277
Less: Deferred financing fees			(31,995)	(33,977)
Debt obligations, net			5,496,071	5,494,753
Less: Cash, cash equivalents and restricted cash			(424,567)	(361,530)
Net debt			$5,071,504	$5,133,223

Total market capitalization			$13,908,410	$13,159,296

Liquidity:
Cash, cash equivalents and restricted cash			$424,567	$361,530
Available under Revolving Credit Facility (2)			1,248,597	1,248,597
Available under unsettled ATM forward equity contracts (3)			115,136	—
			$1,788,300	$1,610,127

Ratios:
Principal debt to total market capitalization			39.7%	41.9%
Principal debt to total assets, before depreciation			43.3%	43.4%
Unencumbered assets to unsecured debt			2.3x	2.3x
Net Principal Debt to Adjusted EBITDA, current quarter annualized (4)			5.3x	5.4x
Net Principal Debt to Adjusted EBITDA, trailing twelve months (4)			5.4x	5.6x
Interest coverage, current quarter annualized (Adjusted EBITDA / interest expense)			4.1x	4.0x
Interest coverage, trailing twelve months (Adjusted EBITDA / interest expense)			4.1x	4.1x
Fixed charge coverage, current quarter annualized (Adjusted EBITDA / (interest expense + scheduled principal payments))			4.1x	4.0x
Fixed charge coverage, trailing twelve months (Adjusted EBITDA / (interest expense + scheduled principal payments))			4.1x	4.1x

			As of	As of
			3/31/26	12/31/25
Percentage of total debt: (5)
Fixed			100.0%	100.0%
Variable			—%	—%
Unencumbered summary:
Percent of properties, ABR and NOI			100.0%	100.0%
Weighted average maturity (years):
Fixed			4.3	4.5
Variable			—	—
Total			4.3	4.5

Credit Ratings & Outlook: (6)

Fitch Ratings	BBB	Stable
Moody's Investors Service	Baa2	Stable
S&P Global Ratings	BBB	Stable

(1) Does not include the unsettled common shares sold under unsettled ATM forward equity contracts.
(2) Funds available under the Revolving Credit Facility are reduced by outstanding letters of credit totaling $1.4 million.
(3) As of March 31, 2026, the Company had unsettled ATM forward equity contracts to issue 3.9 million shares of common stock.
(4) Net Principal Debt is as of the end of each specified period.
(5) Includes the impact of the Company's interest rate swap agreements.
(6) As of April 27, 2026.

Supplemental Disclosure - Three Months Ended March 31, 2026	Page 13

DEBT OBLIGATIONS			↩ Table of Contents
Unaudited, dollars in thousands

Maturity Schedule - Debt Obligations
Year	Maturities	Weighted Average Stated Interest Rate (1)
2026	$607,542	4.17%
2027	400,000	3.90%
2028	357,708	2.35%
2029	753,203	4.14%
2030	1,300,000	4.31%
2031	500,000	2.50%
2032	400,000	5.20%
2033	400,000	4.85%
2034	400,000	5.50%
2035	400,000	5.75%
2036+	—	—%
Total Debt Obligations	$5,518,453	4.25%

Net unamortized premium	9,613
Deferred financing costs	(31,995)
Debt Obligations, Net	$5,496,071

Summary of Outstanding Debt Obligations

	Outstanding	Weighted Average	Maturity	Percent of
Loan	Principal Balance	Stated Interest Rate (1)	Date	Total Indebtedness
Fixed Rate Debt:
Term Loan Facility (SOFR + 85 basis points) (2)(3)(4)	$500,000	4.73%	4/30/30	9.06%

Unsecured Notes
4.13% 2026 Brixmor OP Notes	600,000	4.13%	6/15/26	10.87%
7.97% 2026 Brixmor LLC Notes	694	7.97%	8/14/26	0.01%
7.65% 2026 Brixmor LLC Notes	6,100	7.65%	11/2/26	0.11%
7.68% 2026 Brixmor LLC Notes I	748	7.68%	11/2/26	0.01%
3.90% 2027 Brixmor OP Notes	400,000	3.90%	3/15/27	7.25%
6.90% 2028 Brixmor LLC Notes I	2,222	6.90%	2/15/28	0.04%
6.90% 2028 Brixmor LLC Notes II	5,486	6.90%	2/15/28	0.10%
2.25% 2028 Brixmor OP Notes	350,000	2.25%	4/1/28	6.34%
4.13% 2029 Brixmor OP Notes	750,000	4.13%	5/15/29	13.59%
7.50% 2029 Brixmor LLC Notes	3,203	7.50%	7/30/29	0.06%
4.05% 2030 Brixmor OP Notes	800,000	4.05%	7/1/30	14.50%
2.50% 2031 Brixmor OP Notes	500,000	2.50%	8/16/31	9.06%
5.20% 2032 Brixmor OP Notes	400,000	5.20%	4/1/32	7.25%
4.85% 2033 Brixmor OP Notes	400,000	4.85%	2/15/33	7.25%
5.50%, 2034 Brixmor OP Notes	400,000	5.50%	2/15/34	7.25%
5.75%, 2035 Brixmor OP Notes	400,000	5.75%	2/15/35	7.25%
Total Fixed Rate Unsecured Notes	5,018,453	4.20%		90.94%

Total Fixed Rate Debt	$5,518,453	4.25%		100.00%

Variable Rate Debt:
Revolving Credit Facility (SOFR + 77.5 basis points) (4)	$—	4.46%	4/30/29	—%

Total Variable Rate Debt	$—	4.46%		—%

Total Debt Obligations	$5,518,453	4.25%		100.00%

Net unamortized premium	9,613
Deferred financing costs	(31,995)
Debt Obligations, Net	$5,496,071

(1) Weighted average stated interest rate includes the impact of the Company's interest rate swap agreements.
(2) Effective July 26, 2024, $300.0 million of the Term Loan Facility is swapped from SOFR to a fixed, combined rate of 4.08% (plus a spread, currently 85 basis points) through July 26, 2027.
(3) Effective May 1, 2023, $200.0 million of the Term Loan Facility is swapped from SOFR to a fixed, combined rate of 3.59% (plus a spread, currently 85 basis points) through July 26, 2027.
(4) As of March 31, 2026, the Revolving Credit Facility and Term Loan Facility qualify for reductions of 7.5 basis points and 10 basis points, respectively, in the applicable credit spreads due to the achievement of a certain leverage ratio metric targets.
In February 2026, the Company entered into two interest rate lock agreements with an aggregate notional amount of $200.0 million and a fixed, combined rate of 3.99%, to hedge against changes in future cash flows resulting from changes in interest rates from the trade date through the forecasted issuance date of long-term debt.

Supplemental Disclosure - Three Months Ended March 31, 2026	Page 14

COVENANT DISCLOSURE			↩ Table of Contents
Unaudited, dollars in thousands

Unsecured OP Notes Covenant Disclosure
	Covenants	3/31/26

I. Aggregate debt test	< 65%	44.4%
Total Debt		5,496,071
Total Assets		12,391,461

II. Secured debt test (1)	< 40%	N/A
Total Secured Debt (1)		—
Total Assets		12,391,461

III. Unencumbered asset ratio	> 150%	225.5%
Total Unencumbered Assets		12,391,461
Unsecured Debt		5,496,071

		Prior Twelve Months	Prior Six Months, Annualized
IV. Debt service test (2)	> 1.5x	4.0x	4.1x
Consolidated EBITDA		940,281	962,576
Annual Debt Service Charge		236,551	236,837

(1) The Company had no secured debt as of March 31, 2026.
(2) For the OP's 2.250% 2028 Notes, 4.050% 2030 Notes, 2.500% 2031 Notes, 5.200% 2032 Notes, 4.850% 2033 Notes, 5.500% 2034 Notes, and 5.750% 2035 Notes, the covenant calculation reference period for calculating EBITDA and Debt Service Charge is the most recent twelve months for which it reported financial results. For all other OP Notes, the reference period is the most recent six months for which it reported financial results, annualized.

For detailed descriptions of the unsecured OP notes covenant calculations and definitions of capitalized terms please refer to the Prospectus Supplement filed by the OP with the Securities and Exchange Commission on September 9, 2025 and the notes and indenture incorporated therein by reference.

Unsecured Credit Facility Covenant Disclosure
	Covenants	3/31/26

I. Leverage ratio	< 60%	31.7%
Total Outstanding Indebtedness		5,518,453
Balance Sheet Cash (1)		426,586
Total Asset Value		16,041,768

II. Secured leverage ratio (2)	< 40%	N/A
Total Secured Indebtedness (2)		—
Balance Sheet Cash (1)		426,586
Total Asset Value		16,041,768

III. Unsecured leverage ratio	< 60%	32.4%
Total Unsecured Indebtedness		5,518,453
Unrestricted Cash (3)		325,953
Unencumbered Asset Value		16,041,768

IV. Fixed charge coverage ratio	> 1.5x	4.2x
Total Net Operating Income		1,002,588
Capital Expenditure Reserve		9,308
Fixed Charges		236,153

(1) Balance Sheet Cash consists of the OP's Cash and cash equivalents, Restricted cash, and certain Marketable securities.
(2) The Company had no secured indebtedness as of March 31, 2026.
(3) Unrestricted Cash consists of the OP's Cash and cash equivalents and certain Marketable securities.

For detailed descriptions of the Unsecured Credit Facility covenant calculations and definitions of capitalized terms please refer to the Fourth Amended and Restated Revolving Credit and Second Amended and Restated Term Loan Agreements, dated as of April 24, 2025 filed as Exhibits 10.1 and 10.2, respectively, to Form 10-Q, filed with the Securities and Exchange Commission on April 28, 2025.

Supplemental Disclosure - Three Months Ended March 31, 2026	Page 15

>	INVESTMENT SUMMARY

Supplemental Disclosure
Three Months Ended March 31, 2026

ACQUISITIONS	↩ Table of Contents
Dollars in thousands, except ABR PSF

There were no acquisitions completed during the three months ended March 31, 2026.

Supplemental Disclosure - Three Months Ended March 31, 2026	Page 17

DISPOSITIONS							↩ Table of Contents
Dollars in thousands, except ABR PSF

Property Name	CBSA	Sale Date	Sale Price	GLA / Acres (1)	Percent Leased (1)	ABR PSF (1)(2)	Major Tenants (1)(3)

Three Months Ended March 31, 2026
Park Hills Plaza	Altoona, PA	1/26/26	$5,175	9,894	100.0%	$39.52	-
Spencer Square	Houston-Pasadena-The Woodlands, TX	1/29/26	30,750	181,888	95.1%	12.26	Kroger, bealls, Octapharma, Petco, Retro Fitness
Southland Shopping Center	Cleveland, OH	3/16/26	57,500	421,977	81.2%	14.67	Giant Eagle, Marc's, Crunch Fitness, Dollar Tree, Five Below, Marshalls, OfficeMax, Petco
Broadway	Houston-Pasadena-The Woodlands, TX	3/19/26	14,500	74,988	100.0%	14.55	El Ahorro Supermarket, Blink Fitness (Equinox), Melrose Fashions
			$107,925	688,747

	TOTAL - THREE MONTHS ENDED MARCH 31, 2026		$107,925	688,747

(1) Data presented is as of the quarter end prior to the sale date.
(2) ABR PSF excludes the GLA of lessee-owned leasehold improvements.
(3) Major tenants exclude non-owned major tenants.

Supplemental Disclosure - Three Months Ended March 31, 2026	Page 18

ANCHOR SPACE REPOSITIONING SUMMARY						↩ Table of Contents
Dollars in thousands

	Property Name	CBSA			Description

IN PROCESS ANCHOR SPACE REPOSITIONINGS

New Projects Added To In Process Pipeline During The Three Months Ended March 31, 2026
1	The Plaza at Buckland Hills	Hartford-West Hartford-East Hartford, CT			Remerchandise former JOANN and Party City with a 25K SF Nordstrom Rack and an additional retailer
2	Colonial Marketplace	Orlando-Kissimmee-Sanford, FL			Remerchandise former Burlington Stores with a 23K SF Sierra Trading Post and additional retailers
3	Westridge Court / Block 59	Chicago-Naperville-Elgin, IL-IN			Reconfigure and remerchandise former Bed Bath & Beyond with a 26K SF Wayfair Outlet (expanding from existing adjacent location) and a 16K SF L.L.Bean
In Process Projects
4	Carmen Plaza	Oxnard-Thousand Oaks-Ventura, CA			Remerchandise former 24 Hour Fitness with a 37K SF specialty grocer
5	Arapahoe Crossings - Project II	Denver-Aurora-Centennial, CO			Remerchandise former Kohl's with a 54K SF Hobby Lobby and additional retailers
6	Colonial Commons - Orange	New Haven, CT			Remerchandise former Christmas Tree Shops with a 53K SF Big Y grocer
7	Northgate Shopping Center	Deltona-Daytona Beach-Ormond Beach, FL			Remerchandise former Big Lots with a 27K SF Marshalls and additional retailers
8	Regency Park Shopping Center	Jacksonville, FL			Remerchandise former Party City with an 11K SF NetCost Market grocer
9	Vineyards at Chateau Elan	Atlanta-Sandy Springs-Roswell, GA			Remerchandise former Publix with a 23K SF Sprouts Farmers Market and a 22K SF Ross Dress for Less
10	Sun Ray Shopping Center - Project II	Minneapolis-St. Paul-Bloomington, MN-WI			Remerchandise former TJ Maxx and adjacent small shop space with a 19K SF Burlington Stores and additional retailers
11	Capitol Shopping Center	Concord, NH			Rightsize existing Burlington Stores to 23K SF to accommodate the addition of a 13K SF Boot Barn, a 10K SF Five Below, and a 9K SF Ulta
12	Old Bridge Gateway	New York-Newark-Jersey City, NY-NJ			Remerchandise former Robert Wood Johnson Fitness with a 22K SF Ross Dress for Less and additional retailers
13	Roanoke Plaza	New York-Newark-Jersey City, NY-NJ			Remerchandise former TJ Maxx with a 22K SF Ross Dress for Less and a 15K SF Boot Barn
14	Wilkes-Barre Township Marketplace	Scranton--Wilkes-Barre, PA			Remerchandise former Party City with a 16K SF NetCost Market grocer
15	Merchants Park	Houston-Pasadena-The Woodlands, TX			Combine multiple adjacent spaces for a 25K SF Marshalls

	Number of Projects	Net Estimated Costs (1)	Gross Costs to Date	Expected NOI Yield (1)
Total In Process	15	$77,000	$27,450	7% - 14%

STABILIZED ANCHOR SPACE REPOSITIONINGS

Projects Stabilized During the Three Months Ended March 31, 2026
1	Pine Tree Shopping Center	Portland-South Portland, ME			Remerchandise former Big Lots with a 25K SF ALDI
2	Northshore - Project II	Houston-Pasadena-The Woodlands, TX			Remerchandise and expand former Sellers Bros. with a 30K SF El Rancho (Heritage Grocers)

	Number of Projects	Net Project Costs (1)	NOI Yield (1)
Total Stabilized	2	$4,550	10%

(1) Reflects gross project costs less any project specific credits (lease termination fees or other ancillary credits).

The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects or that the net estimated costs or expected NOI yields will be the amounts shown. The net estimated costs and expected NOI yields are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

Supplemental Disclosure - Three Months Ended March 31, 2026	Page 19

OUTPARCEL DEVELOPMENT SUMMARY							↩ Table of Contents
Dollars in thousands

				Stabilization	Net Estimated	Gross Costs	Expected
	Property Name	CBSA	Project Description	Quarter	Costs (1)	to Date	NOI Yield (1)
IN PROCESS OUTPARCEL DEVELOPMENTS

	New Projects Added To In Process Pipeline During The Three Months Ended March 31, 2026
1	Sunshine Square	New York-Newark-Jersey City, NY-NJ	Construction of a 2K SF Taco Bell	Jun-26	$500	$150	23%
2	Arvada Plaza	Denver-Aurora-Centennial, CO	Construction of a 3K SF PNC Bank with a drive-thru	Dec-26	500	200	12%
3	Wallkill Plaza	Kiryas Joel-Poughkeepsie-Newburgh, NY	Construction of a 5K SF Chick-fil-A	Dec-26	200	150	113%
4	Northtown Plaza	Houston-Pasadena-The Woodlands, TX	Construction of a 2K SF Take 5 Oil Change	Mar-27	100	100	71%
5	Stratford Square	Bridgeport-Stamford-Danbury, CT	Construction of a 19K SF ALDI	Jun-27	3,100	500	7%
6	Town Square	Binghamton, NY	Construction of a 6K SF Chick-fil-A	Jun-27	200	150	7%

	In Process Projects
7	Martin Downs Village Center (2)	Port St. Lucie, FL	Construction of a 2K SF Chipotle with a drive-thru and a 2K SF Wendy's with a drive-thru	Jun-26	3,100	2,300	10%
8	Venice Village	North Port-Bradenton-Sarasota, FL	Construction of a 2K SF Chipotle with a drive-thru	Sep-26	1,950	1,350	9%
9	Crown Point	Columbus, OH	Construction of a 0.3K SF Biggby Coffee with a drive-thru	Sep-26	150	—	38%
10	Pacoima Center	Los Angeles-Long Beach-Anaheim, CA	Construction of a 3K SF Starbucks with a drive-thru	Dec-26	1,050	500	25%
11	Laurel Square	New York-Newark-Jersey City, NY-NJ	Construction of a 5K SF multi-tenant outparcel, including a 3K SF Chipotle with a drive-thru and a 2K SF Quickway Japanese Hibachi; and construction of a 3K SF Starbucks with a drive-thru	Dec-26	3,200	2,200	15%
12	Hanover Square	Richmond, VA	Construction of two multi-tenant outparcels, including a 4K SF First Watch, a 2K SF Cava with a drive-thru, a 2K SF Habit Burger, and a 2K SF Panda Express	Dec-26	7,400	2,850	9%
	TOTAL IN PROCESS OUTPARCEL DEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE				$21,450	$10,450	12%

(1) Reflects gross project costs less any project specific credits (lease termination fees or other ancillary credits).
(2) Net project costs exclude $0.2M of project specific credits (lease termination fees or other ancillary credits).

The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, that the net estimated costs or expected NOI yields will be the amounts shown, or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields, and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

Supplemental Disclosure - Three Months Ended March 31, 2026	Page 20

REDEVELOPMENT SUMMARY							↩ Table of Contents
Dollars in thousands

						Net	Gross	Expected
				Property	Stabilization	Estimated	Costs	NOI
	Property Name	CBSA	Project Description	Acreage	Quarter	Costs (1)	to Date	Yield (1)
New Projects Added To In Process Pipeline During The Three Months Ended March 31, 2026
1	Roosevelt Mall - Phase III	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Construction of a 37K SF multi-tenant outparcel building at property entrance, including a 10K SF Ulta, a 6K SF Victoria's Secret, a 5K SF LOFT Outlet, a 3K SF Cava, a 3K SF Shake Shack, and additional retailers; reconfigure several existing small shop vacancies and remerchandise with a 13K SF Teso Life and additional retailers; and shopping center upgrades to align with previous phase improvements including façade and sidewalk renovations, new landscaping and signage, and common area enhancements	36	Sep-27	$21,450	$3,800	11%

IN PROCESS REDEVELOPMENTS
2	Preston Park Village (2)	Dallas-Fort Worth-Arlington, TX	Redevelopment of former Kroger with a 24K SF HomeGoods and a 13K SF Petco; construction of a 3K SF outparcel; and shopping center upgrades including expansion and upgrade of existing outdoor dining patios, façade renovations, parking reconfiguration, and landscaping and signage enhancements	26	Sep-26	35,550	30,500	8%
3	Tinley Park Plaza (3)	Chicago-Naperville-Elgin, IL-IN	Redevelopment of former Walt's and adjacent space with a 22K SF Ross Dress for Less, a 9K SF Five Below, and additional retailers; construction of a 5K SF Fifth Third Bank outparcel; and shopping center upgrades including façade and roof renovations	22	Dec-26	11,550	11,600	13%
4	Hillcrest Market Place	Spartanburg, SC	Redevelopment and reconfiguration of adjacent small shop space to accommodate addition of a 6K SF J.Crew, a 5K SF Hallmark, and additional retailers surrounding a newly constructed outdoor community courtyard; and shopping center upgrades including façade, landscaping, and common area enhancements	38	Dec-26	5,000	2,900	10%
5	Dalewood I, II & III Shopping Center	New York-Newark-Jersey City, NY-NJ	Redevelopment of former Christmas Tree Shops with a 21K SF Sprouts Farmers Market and an additional retailer; remerchandise 19K SF of retail space with restaurants; and shopping center upgrades including façade renovations and parking lot reconfiguration	6	Mar-27	10,750	4,500	7%
6	Barn Plaza - Phase II	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Demolition of 49K SF former freestanding theater to accommodate construction of three multi-tenant outparcel buildings totaling 46K SF, including a 13K SF Pottery Barn, a 6K SF Burton's Grill & Bar, a 6K SF Williams Sonoma, a 5K SF Sephora, a 3K SF Shake Shack, a 2K SF Just Salad, a 2K SF Naya, and a 2K SF Starbucks with a drive-thru; and shopping center upgrades including new storm water management, lighting, landscaping, and signage, and improved vehicular and pedestrian connectivity	42	Jun-27	24,500	3,200	11%
7	Wynnewood Village - Phase V	Dallas-Fort Worth-Arlington, TX	Redevelopment of vacant outparcel pads, including the construction of a multi-tenant outparcel building for a 3K SF Cava and a 2K SF Chipotle, construction of a 3K SF Chase outparcel, and the construction of a 6K SF restaurant outparcel; reconfiguration of inline retail space to accommodate a 24K SF junior anchor and additional retailers; and shopping center upgrades including façade renovations, landscaping enhancements, and parking lot improvements	65	Jun-27	15,200	1,200	9%
8	Sunrise Town Center	Miami-Fort Lauderdale-West Palm Beach, FL	Demolition of 52K SF former fitness center to accommodate construction of a 47K SF Publix; reconfigure and remerchandise several small shop spaces; and shopping center upgrades including façade renovations and parking lot improvements	17	Sep-27	12,050	600	14%
9	Pointe Orlando - Phase III	Orlando-Kissimmee-Sanford, FL	Remerchandise with relevant retailers including a two-story 18K SF Museum of Ice Cream and an additional retailer; and shopping center upgrades to align with previous phase improvements including façade, landscaping and lighting and common area enhancements including public seating areas and improved pedestrian plazas	17	Dec-27	12,500	3,000	23%
10	Circle Center	Hilton Head Island-Bluffton-Port Royal, SC	Demolition of 45K SF former BI-LO to accommodate construction of a 48K SF Publix; reconfigure and remerchandise several small shop spaces; and pedestrian improvements, including sidewalk access to new municipal park	7	Dec-27	9,550	600	7%
11	Rockland Plaza	New York-Newark-Jersey City, NY-NJ	Extensive reconfiguration of center including redevelopment of former Barnes & Noble and Petco with a 25K SF Nordstrom Rack, a 5K SF Ann Taylor Factory Store, a 4K SF Motion PT, and additional retailers; redevelopment and rightsize of former Modells Sporting Goods and Marshalls to accommodate a 30K SF Ross Dress for Less, a 29K SF Burlington Stores, a 2K SF Honeygrow, a 2K SF Naya, and additional retailers; remerchandise several small shop spaces including the addition of a 3K SF Quickway Hibachi; construction of a 5K SF outparcel; and shopping center upgrades including comprehensive façade renovations, new landscaping, site lighting and signage, and structural upgrades	27	Mar-28	29,450	3,800	12%
12	Westridge Court / Block 59 - Phase II	Chicago-Naperville-Elgin, IL-IN	Construction of two multi-tenant buildings totaling 22K SF surrounding the newly redeveloped restaurant, entertainment, and event district; and shopping center upgrades to align with previous phase improvements including new landscaping, signage, lighting, and improved vehicular and pedestrian circulation and connectivity	82	Jun-28	16,350	6,450	9%
	TOTAL IN PROCESS REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE					$203,900	$72,150	11%

Supplemental Disclosure - Three Months Ended March 31, 2026	Page 21

REDEVELOPMENT SUMMARY								↩ Table of Contents
Dollars in thousands

						Property	Stabilization	Net Project	NOI
	Property Name		CBSA	Project Description		Acreage	Quarter	Costs (1,5)	Yield (1,5)
STABILIZED REDEVELOPMENTS
	Projects Stabilized During The Three Months Ended March 31, 2026
1	Westridge Court / Block 59 - Phase I		Chicago-Naperville-Elgin, IL-IN	Redevelopment, reconfiguration, and rebranding of center, including the demolition of an underutilized two-story building, to accommodate the addition of a vibrant restaurant and entertainment district with an event plaza surrounded by several single-tenant buildings and outparcels including a 9K SF The Cheesecake Factory, an 8K SF Yard House, an 8K SF Ruth's Chris Steak House, a 3K SF Shake Shack, and a 2K SF Stan's Donuts; construction of additional multi-tenant outparcels including a 7K SF Piccolo Buco and a 4K SF First Watch and a 3K SF Velvet Taco, a 2K SF Crisp & Green, and a 2K SF Fresh Fin; and shopping center upgrades including new landscaping, signage, lighting, and improved vehicular and pedestrian circulation and connectivity		82	Mar-26	$40,600	9%
2	Wynnewood Village - Phase IV (4)	1	Dallas-Fort Worth-Arlington, TX	Ground-up construction of a 111K SF Target; remerchandise of existing anchor space with a 26K SF Burlington Stores; and shopping center upgrades including façade renovations, landscaping enhancements, signage upgrades, and parking lot improvements	1	65	Mar-26	32,650	9%

	TOTAL STABILIZED REDEVELOPMENT ACTIVITIES / WEIGHTED AVERAGE							$73,250	9%

(1) Reflects gross project costs less any project specific credits (lease termination fees or other ancillary credits).
(2) Net project costs exclude $0.2M of project specific credits (lease termination fees or other ancillary credits).
(3) Net project costs exclude $2.5M of project specific credits (lease termination fees or other ancillary credits).
(4) Net project costs exclude $3.4M of project specific credits (lease termination fees or other ancillary credits).
(5) Net project costs and NOI yields may vary from those previously disclosed due to final project reconciliations.

The in process projects listed above are actively underway and reflect projects for which leases have been signed with the tenant(s) listed in the project descriptions. There is no guarantee that the Company will complete any or all of these projects, that the net estimated costs or expected NOI yields will be the amounts shown, or that stabilization will occur as anticipated. The net estimated costs, expected NOI yields, and anticipated stabilization dates are management's best estimates based on current information and may change over time. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

Supplemental Disclosure - Three Months Ended March 31, 2026	Page 22

FUTURE REDEVELOPMENT OPPORTUNITIES			↩ Table of Contents

	Property Name	CBSA	Project Description

MAJOR REDEVELOPMENTS
1	Village at Mira Mesa	San Diego-Chula Vista-Carlsbad, CA	Redevelopment of existing anchor space for potential residential rental component
2	Metro 580	San Francisco-Oakland-Fremont, CA	Redevelopment of existing anchor space for multiple retailers
3	Venetian Isle Shopping Ctr	Miami-Fort Lauderdale-West Palm Beach, FL	Redevelopment of existing anchor space for new anchor prototype, potential outparcel development
4	Britton Plaza	Tampa-St. Petersburg-Clearwater, FL	Extensive repositioning and reconfiguration, densification of site
5	Dolphin Village	Tampa-St. Petersburg-Clearwater, FL	Redevelopment and reposition of existing center with new anchor prototype
6	Kings Market	Atlanta-Sandy Springs-Roswell, GA	Redevelopment and repositioning of shopping center, densification of site
7	Northeast Plaza - Future Phases	Atlanta-Sandy Springs-Roswell, GA	Redevelopment of existing anchor space for multiple retailers, densification of site
8	Kings Park Plaza	New York-Newark-Jersey City, NY-NJ	Redevelopment of shopping center to leverage proximity to area transit, remerchandise with multiple retailers, potential multi-family component
9	Morris Hills Shopping Center	New York-Newark-Jersey City, NY-NJ	Densification of site, including multi-tenant outparcel development, potential multi-family component
10	Three Village Shopping Center	New York-Newark-Jersey City, NY-NJ	Extensive repositioning and reconfiguration, densification of site
11	Market Plaza	Dallas-Fort Worth-Arlington, TX	Extensive redevelopment and repositioning of shopping center, remerchandise with potential medical office component
12	Wynnewood Village - Future Phases	Dallas-Fort Worth-Arlington, TX	Redevelopment and repositioning of shopping center, densification of site

MINOR REDEVELOPMENTS
1	Brea Gateway	Los Angeles-Long Beach-Anaheim, CA	Redevelopment and repositioning of shopping center which may include site densification with addition of outparcel pad development
2	Chino Spectrum Towne Center (1)	Riverside-San Bernardino-Ontario, CA	Redevelopment and repositioning of shopping center, densification of site
3	The Plaza at Buckland Hills	Hartford-West Hartford-East Hartford, CT	Redevelopment and repositioning of shopping center, densification of site
4	Colonial Commons - Orange	New Haven, CT	Redevelopment and repositioning of shopping center
5	23rd Street Station (1)	Panama City-Panama City Beach, FL	Redevelopment and repositioning of shopping center
6	Panama City Square (1)	Panama City-Panama City Beach, FL	Redevelopment and repositioning of shopping center, densification of site
7	East Port Plaza	Port St. Lucie, FL	Redevelopment and repositioning of shopping center
8	Rutland Plaza	Tampa-St. Petersburg-Clearwater, FL	Redevelopment and repositioning of shopping center
9	Tyrone Gardens	Tampa-St. Petersburg-Clearwater, FL	Redevelopment and repositioning of shopping center
10	Cosby Station (1)	Atlanta-Sandy Springs-Roswell, GA	Redevelopment and repositioning of shopping center
11	High Point Centre	Chicago-Naperville-Elgin, IL-IN	Redevelopment and repositioning of shopping center
12	North Riverside Plaza	Chicago-Naperville-Elgin, IL-IN	Redevelopment and reposition of rear portion of shopping center
13	Ridge Plaza	Chicago-Naperville-Elgin, IL-IN	Redevelopment and repositioning of shopping center
14	Rivercrest Shopping Center (1)	Chicago-Naperville-Elgin, IL-IN	Redevelopment of existing anchor space for multiple retailers
15	Westridge Court / Block 59 - Future Phases (1)	Chicago-Naperville-Elgin, IL-IN	Redevelopment and repositioning of shopping center
16	Meridian Village	Indianapolis-Carmel-Greenwood, IN	Redevelopment and repositioning of shopping center
17	Burlington Square I, II & III - Future Phases	Boston-Cambridge-Newton, MA-NH	Redevelopment and repositioning of shopping center
18	Burning Tree Plaza	Duluth, MN-WI	Redevelopment of existing anchor space for multiple retailers
19	Richfield Hub	Minneapolis-St. Paul-Bloomington, MN-WI	Redevelopment and repositioning of shopping center, densification of site
20	Wallkill Plaza	Kiryas Joel-Poughkeepsie-Newburgh, NY	Redevelopment of existing anchor spaces, remerchandise shop space and façade renovation
21	Middletown Plaza (1)	New York-Newark-Jersey City, NY-NJ	Redevelopment of existing anchor space for multiple retailers
22	Suffolk Plaza	New York-Newark-Jersey City, NY-NJ	Densification of site, including multi-tenant outparcel development
23	Tinton Falls Plaza	New York-Newark-Jersey City, NY-NJ	Redevelopment and repositioning of shopping center
24	West Center	New York-Newark-Jersey City, NY-NJ	Redevelopment and repositioning of shopping center, densification of site
25	The Commons at Chancellor Park (1)	Charlotte-Concord-Gastonia, NC-SC	Redevelopment and repositioning of shopping center
26	North Ridge Shopping Center	Raleigh-Cary, NC	Redevelopment of existing anchor space for multiple retailers, densification of site
27	Parkway Plaza	Winston-Salem, NC	Reposition of former anchors which may include site densification with addition of outparcel pad development

Supplemental Disclosure - Three Months Ended March 31, 2026	Page 23

FUTURE REDEVELOPMENT OPPORTUNITIES			↩ Table of Contents

	Property Name	CBSA	Project Description

28	South Towne Centre	Dayton-Kettering-Beavercreek, OH	Redevelopment of existing anchor space for multiple retailers
29	69th Street Plaza	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of existing anchor space for multiple retailers, densification of site
30	Bristol Park	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment of existing anchor space, inline shop space and façade renovation
31	Roosevelt Mall - Future Phases	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Extensive repositioning and reconfiguration, densification of site
32	Warminster Towne Center	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	Redevelopment and repositioning of shopping center, densification of site
33	Parmer Crossing	Austin-Round Rock-San Marcos, TX	Redevelopment of existing anchor space for multiple retailers, densification of site
34	Arboretum Village	Dallas-Fort Worth-Arlington, TX	Densification of site, including multi-tenant outparcel development
35	Preston Park Village - Future Phases	Dallas-Fort Worth-Arlington, TX	Redevelopment and repositioning of shopping center
36	Stevens Park Village	Dallas-Fort Worth-Arlington, TX	Redevelopment and repositioning of shopping center
37	Webb Royal Plaza	Dallas-Fort Worth-Arlington, TX	Redevelopment of existing anchor space for multiple retailers, densification of site
38	Clear Lake Camino South	Houston-Pasadena-The Woodlands, TX	Redevelopment of existing anchor space for multiple retailers, densification of site
39	LaCenterra at Cinco Ranch (1)	Houston-Pasadena-The Woodlands, TX	Redevelopment and repositioning of shopping center
40	Lake Pointe Village	Houston-Pasadena-The Woodlands, TX	Reposition of existing vacant space and site densification

(1) Indicates project added to the pipeline during the three months ended March 31, 2026.

The Company has identified potential future reinvestment opportunities at the properties listed above. Many of these opportunities are, or will soon be, in preliminary planning phases and as such, may not ultimately become active reinvestments. Proceeding with these reinvestments could be subject to factors outside of the Company’s control which could delay, suspend, or defer the expected opportunity or timing of execution. While the Company believes that these projects are likely to become active in the near-term, it should be noted that this list will fluctuate as projects become active, or are suspended or otherwise rescheduled. For more information, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended
December 31, 2025.

Supplemental Disclosure - Three Months Ended March 31, 2026	Page 24

>	PORTFOLIO SUMMARY

Supplemental Disclosure
Three Months Ended March 31, 2026

PORTFOLIO OVERVIEW								↩ Table of Contents
Dollars in thousands, except per square foot amounts

		As of:
		3/31/26	12/31/25	9/30/25	6/30/25	3/31/25

Number of properties		344	348	354	360	361
GLA		62,055,877	62,684,741	63,368,510	63,621,719	63,687,360
Percent billed		91.4%	91.6%	90.2%	89.7%	90.0%
Percent leased		95.1%	95.1%	94.1%	94.2%	94.1%
TOTAL ≥ 10,000 SF		96.5%	96.6%	95.4%	95.6%	95.7%
TOTAL < 10,000 SF		92.1%	92.2%	91.4%	91.2%	90.8%
ABR		$1,053,747	$1,049,958	$1,034,848	$1,017,857	$1,008,053
ABR PSF		$19.05	$18.77	$18.48	$18.07	$17.94

PORTFOLIO BY UNIT SIZE AS OF 3/31/26
	Number of Units	GLA	Percent of GLA	Percent Billed	Percent Leased	ABR	Percent of ABR	ABR PSF
≥ 35,000 SF	371	21,087,916	34.0%	95.3%	97.4%	$215,103	20.4%	$12.04
20,000 - 34,999 SF	469	12,214,703	19.7%	91.0%	96.3%	156,942	14.9%	13.45
10,000 - 19,999 SF	615	8,413,746	13.5%	90.5%	94.7%	136,796	13.0%	17.57
5,000 - 9,999 SF	1,084	7,490,640	12.1%	88.1%	93.0%	159,765	15.2%	24.04
< 5,000 SF	5,933	12,848,872	20.7%	87.9%	91.7%	385,141	36.5%	33.95
TOTAL	8,472	62,055,877	100.0%	91.4%	95.1%	$1,053,747	100.0%	$19.05

TOTAL ≥ 10,000 SF	1,455	41,716,365	67.2%	93.1%	96.5%	$508,841	48.3%	$13.63
TOTAL < 10,000 SF	7,017	20,339,512	32.8%	88.0%	92.1%	544,906	51.7%	30.29

Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended March 31, 2026	Page 26

PORTFOLIO COMPOSITION
Dollars in thousands

NATIONAL / REGIONAL AND LOCAL TENANTS

Percent of Portfolio Leased GLA	Percent of Portfolio ABR

ANCHOR AND SMALL SHOP TENANTS

Percent of Portfolio Leased GLA	Percent of Portfolio ABR

↩ Table of Contents

Merchandise Mix	ABR	Percent of ABR

Restaurants	$191,219	18%
Grocery	142,067	14%
Personal services	84,647	8%
Off-price apparel	73,323	7%
Fitness / sports	64,608	6%
Medical	59,744	6%
Value apparel, shoes, accessories	57,248	5%
General merchandise (department, gift, etc.)	46,757	4%
Home décor	41,858	4%
Health & beauty	35,749	3%
Entertainment	30,391	3%
Financial services	28,389	3%
Pet	27,816	3%
General merchandise (discount / dollar)	25,901	2%
Electronics & appliance	23,496	2%
Hobby & crafts	23,386	2%
Sporting goods	17,411	2%
Home improvement	17,130	2%
Other (1)	62,607	6%

TOTAL	$1,053,747	100%

(1) Other represents categories with percent of ABR of 1% or less including auto, liquor, mail / shipping and other services, office supply, party, pharmacy, and professional services.

Supplemental Disclosure - Three Months Ended March 31, 2026	Page 27

TOP FORTY RETAILERS RANKED BY ABR								↩ Table of Contents
Dollars in thousands, except per square foot amounts
	Retailer	Owned Leases (1)	Leased GLA (1)	Percent of GLA (1)	ABR (1)	Percent of ABR (1)	ABR PSF (1)
1	The TJX Companies, Inc. (2)	91	2,578,527	4.2%	$34,334	3.3%	$13.32
2	The Kroger Co. (3)	43	2,938,034	4.7%	23,627	2.2%	8.04
3	Burlington Stores, Inc.	46	1,725,367	2.8%	21,629	2.1%	12.54
4	Ross Stores, Inc (4)	52	1,300,889	2.1%	17,524	1.7%	13.47
5	Publix Super Markets, Inc.	34	1,587,457	2.6%	16,841	1.6%	10.61
6	Dollar Tree Stores, Inc.	107	1,242,321	2.0%	15,913	1.5%	12.81
7	Five Below, Inc.	65	617,736	1.0%	12,810	1.2%	20.74
8	Amazon.com, Inc. / Whole Foods Market Services, Inc.	19	658,464	1.1%	12,371	1.2%	18.79
9	Ulta Beauty, Inc.	39	421,110	0.7%	10,728	1.0%	25.48
10	L.A Fitness International, LLC (5)	13	528,162	0.9%	10,566	1.0%	20.01

		509	13,598,067	22.1%	176,343	16.8%	12.97

11	PetSmart, Inc.	28	609,077	1.0%	10,511	1.0%	17.26
12	Albertson's Companies, Inc (6)	14	749,018	1.2%	9,875	0.9%	13.18
13	Ahold Delhaize (7)	13	736,178	1.2%	8,492	0.8%	11.54
14	PETCO Animal Supplies, Inc.	32	450,934	0.7%	8,338	0.8%	18.49
15	Kohl's Corporation	13	963,606	1.6%	7,451	0.7%	7.73
16	The Michaels Companies, Inc.	24	544,061	0.9%	7,383	0.7%	13.57
17	Barnes & Noble, Inc. (8)	17	334,867	0.5%	6,145	0.6%	18.35
18	Sprouts Farmers Market, Inc.	9	245,212	0.4%	6,076	0.6%	24.78
19	Best Buy Co., Inc.	12	434,051	0.7%	6,025	0.6%	13.88
20	JP Morgan Chase & Co.	27	101,988	0.2%	5,803	0.6%	56.90

		698	18,767,059	30.5%	252,442	24.1%	13.45

21	DICK's Sporting Goods, Inc. (9)	15	332,305	0.5%	5,400	0.5%	16.25
22	CVS Health	14	218,744	0.4%	5,095	0.5%	23.29
23	Gap, Inc. (10)	15	237,319	0.4%	4,891	0.5%	20.61
24	Chipotle Mexican Grill, Inc.	37	92,049	0.1%	4,833	0.5%	52.50
25	Bath & Body Works, Inc.	43	195,584	0.3%	4,818	0.5%	24.63
26	Trader Joe's Company, Inc.	13	171,594	0.3%	4,720	0.4%	27.51
27	ALDI (11)	17	474,794	0.8%	4,643	0.4%	9.78
28	Harbor Freight Tools	21	371,512	0.6%	4,636	0.4%	12.48
29	Hobby Lobby Stores, Inc.	10	564,887	0.9%	4,320	0.4%	7.65
30	National Vision, Inc. (12)	40	144,135	0.2%	4,298	0.4%	29.82
31	Designer Brands, Inc. (DSW)	13	249,833	0.4%	4,061	0.4%	16.25
32	JD Sports Fashion Plc (13)	30	190,064	0.3%	4,051	0.4%	21.31
33	Wells Fargo & Company	17	73,304	0.1%	4,041	0.4%	55.13
34	Starbucks Corporation	37	70,793	0.1%	4,034	0.4%	56.98
35	Bank of America, NA	24	85,639	0.1%	3,940	0.4%	46.01
36	Skechers U.S.A., Inc.	22	207,583	0.3%	3,917	0.4%	18.87
37	Nordstrom, Inc. (14)	7	191,609	0.3%	3,890	0.4%	20.30
38	AMC Entertainment	4	200,955	0.3%	3,863	0.4%	19.22
39	Staples, Inc.	13	263,861	0.4%	3,711	0.4%	14.06
40	Wakefern Food Corporation (15)	4	230,254	0.4%	3,500	0.3%	15.20

	TOTAL TOP 40 RETAILERS	1,094	23,333,877	37.7%	$339,104	32.5%	$14.53

(1) Includes only locations which are owned or guaranteed by the parent company. Excludes		(6) Includes Tom Thumb-3, Vons-3, Acme-2, Jewel-Osco-2, Albertsons-1, El Rancho (sublease)-1,				(11) Includes ALDI-15 and Winn-Dixie-2 (expected banner conversion).
all franchise locations.		Shop & Save Market-1, and Star Market-1.				(12) Includes America's Best Contacts & Eyeglasses-38 and Eyeglass World-2.
(2) Includes T.J. Maxx-29, Marshalls-26, HomeGoods-20, Sierra Trading Post-8,		(7) Includes Giant Food-5, Super Stop & Shop-4, Food Lion-2, ShopRite (sublease)-1, and				(13) Includes Hibbett-16, DTLR-6, JD Sports-6, and Shoe Palace-2.
Marshalls/HomeGoods-4, HomeSense-2, and T.J. Maxx/HomeGoods-2.		non-grocer (sublease)-1.				(14) Includes Nordstrom Rack-7.
(3) Includes Kroger-29, King Soopers-5, Ralphs-3, Harris Teeter-2, Dillons-1, Food 4 Less-1,		(8) Includes Barnes & Noble-15 and Paper Source-2.				(15) Includes ShopRite-3 and Price Rite Marketplace-1.
Pay Less-1, and Pick 'N Save-1.		(9) Includes Foot Locker-5, Golf Galaxy-3, DICK'S Sporting Goods Warehouse Sale-2,
(4) Includes Ross Dress for Less-46 and dd's Discounts-6.		DICK'S Sporting Goods-2, WSS-2, and Kids Foot Locker-1.
(5) Includes LA Fitness-6, Esporta Fitness-4, XSport Fitness-2, and City Sports Club-1.		(10) Includes Old Navy-12, Gap Factory-2, and Athleta-1.

Supplemental Disclosure - Three Months Ended March 31, 2026	Page 28

NEW & RENEWAL LEASE SUMMARY												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Tenant Improvements and Allowances PSF (1)	Third-Party Leasing Commissions PSF	Weighted Average Lease Term (years)	Comparable Only
	Leases	GLA	New ABR	New ABR PSF				Leases	GLA	New ABR PSF	Old ABR PSF	Rent Spread
TOTAL - NEW, RENEWAL & OPTION LEASES
Three months ended 3/31/26	285	1,994,943	$41,739	$20.92	$4.12	$2.86	6.9	220	1,494,165	$20.97	$17.62	19.0%
Three months ended 12/31/25	337	2,179,975	44,015	20.19	4.75	3.37	7.5	256	1,739,030	19.36	16.32	18.6%
Three months ended 9/30/25	323	2,638,011	49,678	18.83	1.92	1.66	7.2	268	2,248,504	17.76	15.74	12.8%
Three months ended 6/30/25	459	2,465,322	51,085	20.72	3.65	2.61	6.9	386	2,108,780	20.00	16.75	19.4%
TOTAL - TWELVE MONTHS ENDED 3/31/26	1,404	9,278,251	$186,517	$20.10	$3.52	$2.57	7.1	1,130	7,590,479	$19.38	$16.53	17.2%

NEW & RENEWAL LEASES ONLY
Three months ended 3/31/26	233	1,271,112	$29,835	$23.47	$6.46	$4.49	7.9	168	770,334	$25.23	$19.87	27.0%
Three months ended 12/31/25	293	1,453,359	34,007	23.40	7.13	5.05	8.8	212	1,012,414	23.36	18.81	24.2%
Three months ended 9/30/25	270	1,521,066	34,919	22.96	3.33	2.88	8.9	216	1,224,839	20.93	17.77	17.8%
Three months ended 6/30/25	400	1,708,956	40,673	23.80	5.27	3.77	7.8	327	1,352,414	23.49	18.91	24.2%
TOTAL - TWELVE MONTHS ENDED 3/31/26	1,196	5,954,493	$139,434	$23.42	$5.48	$4.01	8.3	923	4,360,001	$23.05	$18.74	23.0%

NEW LEASES
Three months ended 3/31/26	108	672,792	$15,925	$23.67	$11.36	$8.43	9.9	44	197,882	$30.26	$21.34	41.8%
Three months ended 12/31/25	158	933,708	21,583	23.12	10.06	7.79	10.6	77	492,763	22.79	16.92	34.7%
Three months ended 9/30/25	97	613,286	15,856	25.85	6.56	7.12	11.9	43	317,059	20.73	15.89	30.5%
Three months ended 6/30/25	153	922,941	20,459	22.17	8.31	6.98	9.8	81	570,079	20.44	14.21	43.8%
TOTAL - TWELVE MONTHS ENDED 3/31/26	516	3,142,727	$73,823	$23.49	$9.14	$7.56	10.5	245	1,577,783	$22.46	$16.29	37.9%

RENEWAL LEASES
Three months ended 3/31/26	125	598,320	$13,910	$23.25	$0.96	$0.06	5.7	124	572,452	$23.49	$19.37	21.3%
Three months ended 12/31/25	135	519,651	12,424	23.91	1.86	0.14	5.6	135	519,651	23.91	20.59	16.1%
Three months ended 9/30/25	173	907,780	19,063	21.00	1.15	0.02	6.8	173	907,780	21.00	18.42	14.0%
Three months ended 6/30/25	247	786,015	20,214	25.72	1.69	0.01	5.5	246	782,335	25.72	22.34	15.1%
TOTAL - TWELVE MONTHS ENDED 3/31/26	680	2,811,766	$65,611	$23.33	$1.39	$0.05	6.0	678	2,782,218	$23.38	$20.12	16.2%

OPTION LEASES
Three months ended 3/31/26	52	723,831	$11,904	$16.45	$—	$—	5.0	52	723,831	$16.45	$15.21	8.2%
Three months ended 12/31/25	44	726,616	10,008	13.77	—	—	5.0	44	726,616	13.77	12.86	7.1%
Three months ended 9/30/25	53	1,116,945	14,759	13.21	—	—	5.1	52	1,023,665	13.96	13.33	4.7%
Three months ended 6/30/25	59	756,366	10,412	13.77	—	—	5.0	59	756,366	13.77	12.89	6.8%
TOTAL - TWELVE MONTHS ENDED 3/31/26	208	3,323,758	$47,083	$14.17	$—	$—	5.0	207	3,230,478	$14.43	$13.54	6.6%

LEASES BY ANCHOR AND SMALL SHOP	Three Months Ended 3/31/26						Twelve Months Ended 3/31/26
	% of Leases	GLA	% of GLA	% of ABR	New ABR PSF	Rent Spread (2)	% of Leases	GLA	% of GLA	% of ABR	New ABR PSF	Rent Spread (2)
Anchor Leases (≥ 10,000 SF)
Total - New, Renewal & Option Leases	17%	1,307,052	66%	46%	$14.78	18.3%	15%	5,932,468	64%	45%	$14.03	17.7%
New & Renewal Leases Only	13%	696,287	55%	36%	15.60	36.9%	11%	3,121,792	52%	36%	16.19	31.8%
New Leases	15%	392,925	58%	38%	15.34	97.2%	15%	1,863,554	59%	44%	17.37	57.6%
Renewal Leases	11%	303,362	51%	35%	15.92	23.9%	8%	1,258,238	45%	28%	14.44	14.0%
Option Leases	35%	610,765	84%	71%	13.85	8.2%	40%	2,810,676	85%	69%	11.63	5.7%
Small Shop Leases (< 10,000 SF)
Total - New, Renewal & Option Leases	83%	687,891	34%	54%	$32.59	19.7%	85%	3,345,783	36%	55%	$30.87	16.9%
New & Renewal Leases Only	87%	574,825	45%	64%	33.01	23.1%	89%	2,832,701	48%	64%	31.38	18.9%
New Leases	85%	279,867	42%	62%	35.36	29.8%	85%	1,279,173	41%	56%	32.41	24.0%
Renewal Leases	89%	294,958	49%	65%	30.78	20.0%	92%	1,553,528	55%	72%	30.53	17.0%
Option Leases	65%	113,066	16%	29%	30.44	7.6%	60%	513,082	15%	31%	28.03	8.5%

(1) Excludes base building costs.
(2) Comparable leases only.
Excludes leases signed for terms of less than one year.
ABR PSF includes the GLA of lessee-owned leasehold improvements.
Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended March 31, 2026	Page 29

NEW LEASE NET EFFECTIVE RENT & LEASES SIGNED BUT NOT YET COMMENCED							↩ Table of Contents
Dollars in thousands, except per square foot amounts

NEW LEASE NET EFFECTIVE RENT
	Twelve Months Ended	Three Months Ended
	3/31/26	3/31/26	12/31/25	9/30/25	6/30/25	3/31/25
NEW LEASES
Weighted average over lease term:
Base rent	$25.63	$25.82	$25.06	$28.03	$24.49	$24.76
Tenant improvements and allowances	(1.06)	(1.22)	(1.17)	(0.78)	(1.02)	(1.19)
Third-party leasing commissions	(0.76)	(0.83)	(0.80)	(0.70)	(0.70)	(0.71)
NET EFFECTIVE RENT BEFORE TENANT SPECIFIC LANDLORD WORK	23.81	23.77	23.09	26.55	22.77	22.86
Tenant specific landlord work (1)	(2.37)	(2.75)	(2.48)	(2.02)	(2.19)	(1.51)
NET EFFECTIVE RENT	$21.44	$21.02	$20.61	$24.53	$20.58	$21.35
Net effective rent before tenant specific landlord work /
base rent	93%	92%	92%	95%	93%	92%
Net effective rent / base rent	84%	81%	82%	88%	84%	86%
Weighted average term (years)	10.5	9.9	10.6	11.9	9.8	10.7

PERCENT OF TOTAL NET EFFECTIVE RENT BY ANCHOR AND SMALL SHOP
≥ 10,000 SF	42%	34%	38%	55%	43%	42%
< 10,000 SF	58%	66%	62%	45%	57%	58%

LEASES SIGNED BUT NOT YET COMMENCED (2) (3)
As of 3/31/2026	Leases	GLA	ABR	ABR PSF
≥ 10,000 SF	77	1,884,331	$33,249	$17.64
< 10,000 SF	284	923,402	33,465	36.24
TOTAL	361	2,807,733	$66,714	$23.76

EXPECTED TIMING OF THE LEASES SIGNED BUT NOT YET COMMENCED
	2026 (remaining)	2027	2028+	Total
Projected Lease Commencements	$38,493	$28,221	$—	$66,714

(1) Represents base building costs funded through tenant allowances.
(2) Signed but not commenced population represents approximately 450 basis points of total portfolio GLA ($66.7M in ABR), 80 basis points ($10.5M in ABR) of which represents leases on space that will be vacated by existing tenants in the near term.
(3) Includes only new leases and expansions of existing leases.
ABR PSF includes the GLA of lessee-owned leasehold improvements.
Reflects portfolio statistics as reported for the specified period.

Supplemental Disclosure - Three Months Ended March 31, 2026	Page 30

LEASE EXPIRATION SCHEDULE																	↩ Table of Contents

ASSUMES NO EXERCISE OF RENEWAL OPTIONS

	TOTAL PORTFOLIO						SPACES ≥ 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration
M-M	166	497,198	0.8%	0.9%	$18.05	$18.05	8	119,509	0.3%	0.2%	$6.54	$6.54	158	377,689	2.0%	1.5%	$21.70	$21.70
2026	570	3,319,164	5.6%	4.5%	14.32	14.33	71	2,064,373	5.2%	3.7%	9.13	9.13	499	1,254,791	6.7%	5.3%	22.85	22.88
2027	1,094	7,899,094	13.4%	12.1%	16.09	16.22	178	5,331,660	13.2%	11.7%	11.18	11.20	916	2,567,434	13.7%	12.4%	26.31	26.63
2028	1,080	6,665,150	11.3%	11.7%	18.49	18.86	159	4,281,156	10.6%	10.6%	12.59	12.65	921	2,383,994	12.7%	12.7%	29.07	30.02
2029	971	7,959,912	13.5%	12.6%	16.63	17.11	176	5,709,267	14.2%	13.4%	11.98	12.08	795	2,250,645	12.0%	11.7%	28.42	29.86
2030	930	7,728,506	13.1%	12.4%	16.84	17.48	184	5,510,958	13.7%	13.1%	12.14	12.28	746	2,217,548	11.8%	11.6%	28.53	30.40
2031	702	5,998,472	10.2%	9.5%	16.70	17.97	142	4,304,087	10.7%	10.4%	12.29	12.76	560	1,694,385	9.0%	8.7%	27.91	31.20
2032	415	3,273,084	5.5%	5.7%	18.51	20.48	76	2,217,938	5.5%	5.6%	12.89	13.94	339	1,055,146	5.6%	5.9%	30.32	34.22
2033	438	2,997,069	5.1%	5.7%	20.04	22.62	77	1,830,713	4.5%	4.9%	13.50	14.77	361	1,166,356	6.2%	6.5%	30.30	34.93
2034	433	3,603,353	6.1%	6.3%	18.49	21.01	83	2,485,984	6.2%	6.3%	12.91	14.02	350	1,117,369	6.0%	6.3%	30.91	36.57
2035	396	3,042,973	5.2%	6.2%	21.75	25.30	82	2,047,402	5.1%	6.3%	15.62	17.38	314	995,571	5.4%	6.3%	34.36	41.61
2036+	629	6,015,908	10.2%	12.4%	21.73	26.26	158	4,356,029	10.8%	13.8%	16.10	18.79	471	1,659,879	8.9%	11.1%	36.52	45.88

ASSUMES EXERCISE OF ALL RENEWAL OPTIONS (1)

	TOTAL PORTFOLIO						SPACES ≥ 10,000 SF						SPACES < 10,000 SF
	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF	Number		% of	% of		ABR PSF
	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at	of	Leased	Leased	In-Place	In-place	at
	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration	Leases	GLA	GLA	ABR	ABR PSF	Expiration
M-M	166	497,198	0.8%	0.9%	$18.05	$18.05	8	119,509	0.3%	0.2%	$6.54	$6.54	158	377,689	2.0%	1.5%	$21.70	$21.70
2026	512	2,420,738	4.1%	3.3%	14.48	14.51	51	1,310,687	3.3%	2.0%	7.74	7.75	461	1,110,051	5.9%	4.6%	22.43	22.50
2027	764	3,207,243	5.4%	6.1%	19.96	20.22	66	1,474,238	3.7%	3.5%	12.00	12.08	698	1,733,005	9.2%	8.5%	26.73	27.15
2028	765	2,503,150	4.2%	5.7%	23.88	24.73	43	867,797	2.2%	2.4%	13.80	14.04	722	1,635,353	8.7%	8.8%	29.23	30.40
2029	607	2,045,378	3.5%	4.6%	23.94	25.37	27	607,381	1.5%	1.7%	14.43	15.06	580	1,437,997	7.7%	7.4%	27.95	29.73
2030	588	2,510,974	4.3%	5.2%	21.94	23.54	50	1,096,129	2.7%	3.1%	14.58	15.09	538	1,414,845	7.5%	7.2%	27.65	30.09
2031	429	1,966,634	3.3%	3.7%	19.92	22.27	31	921,616	2.3%	2.1%	11.43	11.94	398	1,045,018	5.6%	5.2%	27.41	31.38
2032	328	1,856,554	3.1%	3.5%	19.75	21.87	49	1,045,568	2.6%	2.7%	12.98	14.07	279	810,986	4.3%	4.2%	28.49	31.92
2033	322	1,980,150	3.5%	3.6%	19.20	21.61	56	1,187,382	2.9%	3.0%	12.69	13.79	266	792,768	4.2%	4.2%	28.95	33.31
2034	339	2,248,699	3.8%	4.1%	18.76	22.49	51	1,406,970	3.5%	3.3%	12.08	14.87	288	841,729	4.6%	4.6%	29.94	35.21
2035	362	2,730,465	4.6%	4.9%	19.07	21.73	71	1,889,766	4.6%	4.9%	13.25	14.36	291	840,699	4.5%	5.0%	32.13	38.30
2036+	2,642	35,032,700	59.4%	54.4%	16.38	21.45	891	28,332,033	70.4%	71.1%	12.79	16.57	1,751	6,700,667	35.8%	38.8%	31.56	42.07

(1) ABR for leases whose future option rent is based on fair market value or on a percentage change in CPI is reported as the ABR for the last year of the current lease term.
ABR PSF includes the GLA of lessee-owned leasehold improvements.

LEASE RETENTION RATE AT NATURAL EXPIRATION
				By Count	By GLA
Twelve Months Ended 3/31/26				80.9%	86.9%

Supplemental Disclosure - Three Months Ended March 31, 2026	Page 31

MAJOR CBSA DETAIL											↩ Table of Contents
Dollars in thousands, except per square foot amounts

PROPERTIES BY LARGEST US CBSAs									Percent of
			Number of		Percent	Percent			Number of	Percent	Percent
	Largest US CBSAs by 2024 Population		Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
	Top 50 Largest US CBSAs by Population		240	42,963,303	91.3%	94.8%	$761,291	$19.87	69.8%	69.3%	72.2%
	CBSAs Ranked 51 - 100 by Population		35	6,779,887	89.1%	93.8%	99,737	16.67	10.1%	10.9%	9.5%
	Other CBSAs		69	12,312,687	93.0%	96.8%	192,719	17.50	20.1%	19.8%	18.3%

	TOTAL		344	62,055,877	91.4%	95.1%	$1,053,747	$19.05	100.0%	100.0%	100.0%

BRIXMOR LARGEST CBSAs BY ABR
									Percent of
		CBSA	Number of		Percent	Percent			Number of	Percent	Percent
	Largest CBSAs by ABR	Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	9	21	3,982,439	94.8%	98.5%	$80,661	$23.67	6.0%	6.5%	7.8%
2	New York-Newark-Jersey City, NY-NJ	1	27	3,224,651	84.3%	90.8%	75,859	26.22	7.7%	5.3%	7.3%
3	Houston-Pasadena-The Woodlands, TX	5	26	3,864,843	90.2%	94.0%	67,431	18.74	7.5%	6.3%	6.3%
4	Chicago-Naperville-Elgin, IL-IN	3	15	3,837,953	88.7%	92.6%	58,682	16.97	4.3%	6.2%	5.6%
5	Dallas-Fort Worth-Arlington, TX	4	13	2,732,053	92.0%	96.5%	56,570	22.80	3.7%	4.4%	5.4%
6	Los Angeles-Long Beach-Anaheim, CA	2	11	1,899,929	93.2%	97.1%	46,138	27.23	3.1%	3.1%	4.4%
7	Atlanta-Sandy Springs-Roswell, GA	8	20	2,945,409	92.7%	94.8%	42,461	15.87	5.7%	4.7%	4.0%
8	Tampa-St. Petersburg-Clearwater, FL	17	12	2,241,084	91.3%	92.7%	34,395	17.64	3.4%	3.6%	3.3%
9	Cincinnati, OH-KY-IN	30	7	1,619,807	98.6%	99.7%	24,415	19.95	1.9%	2.6%	2.3%
10	Denver-Aurora-Centennial, CO	19	7	1,476,204	89.5%	95.0%	23,119	17.85	1.9%	2.4%	2.2%
	10 Largest CBSAs by ABR	—	159	27,824,372	91.2%	94.9%	509,731	20.65	45.2%	45.1%	48.6%

11	Naples-Marco Island, FL	136	5	1,067,602	96.6%	99.5%	23,029	22.02	1.4%	1.7%	2.2%
12	Orlando-Kissimmee-Sanford, FL	20	5	813,168	94.7%	97.6%	21,640	27.34	1.4%	1.3%	2.1%
13	Riverside-San Bernardino-Ontario, CA	12	5	962,914	96.5%	97.3%	21,205	28.51	1.4%	1.6%	2.0%
14	Miami-Fort Lauderdale-West Palm Beach, FL	6	7	1,051,536	86.2%	94.8%	19,877	20.49	2.0%	1.7%	1.9%
15	San Diego-Chula Vista-Carlsbad, CA	18	3	657,898	94.3%	98.7%	18,575	28.84	0.9%	1.1%	1.8%
16	Detroit-Warren-Dearborn, MI	14	7	1,366,128	96.2%	97.3%	17,868	14.73	2.0%	2.2%	1.7%
17	Ann Arbor, MI	150	4	942,184	95.0%	98.6%	17,425	18.96	1.2%	1.5%	1.7%
18	Minneapolis-St. Paul-Bloomington, MN-WI	16	8	1,086,642	93.9%	95.1%	16,540	17.67	2.3%	1.8%	1.6%
19	Charlotte-Concord-Gastonia, NC-SC	21	4	1,301,437	92.8%	97.0%	16,540	14.40	1.2%	2.1%	1.6%
20	Hartford-West Hartford-East Hartford, CT	51	4	876,628	86.0%	89.7%	13,630	17.71	1.2%	1.4%	1.3%
	20 Largest CBSAs by ABR	—	211	37,950,509	91.7%	95.3%	696,060	20.56	60.2%	61.5%	66.5%

21	Boston-Cambridge-Newton, MA-NH	11	6	771,163	93.3%	94.2%	13,205	18.19	1.7%	1.2%	1.3%
22	Port St. Lucie, FL	106	5	692,612	95.4%	97.8%	12,095	18.03	1.5%	1.1%	1.1%
23	Binghamton, NY	204	4	750,730	92.9%	99.0%	12,090	16.44	1.2%	1.2%	1.1%
24	North Port-Bradenton-Sarasota, FL	62	5	745,713	94.0%	99.1%	12,069	16.48	1.5%	1.2%	1.1%
25	Allentown-Bethlehem-Easton, PA-NJ	68	3	824,148	96.3%	98.8%	11,788	15.77	0.9%	1.3%	1.1%
26	Vallejo, CA	120	1	519,266	92.7%	93.1%	11,575	24.14	0.3%	0.8%	1.1%
27	Nashville-Davidson--Murfreesboro--Franklin, TN	34	4	771,283	96.9%	98.3%	11,575	15.33	1.2%	1.2%	1.1%

Supplemental Disclosure - Three Months Ended March 31, 2026	Page 32

MAJOR CBSA DETAIL											↩ Table of Contents
Dollars in thousands, except per square foot amounts

BRIXMOR LARGEST CBSAs BY ABR
									Percent of
		CBSA	Number of		Percent	Percent			Number of	Percent	Percent
	Largest CBSAs by ABR	Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
28	San Francisco-Oakland-Fremont, CA	13	2	506,513	68.3%	69.3%	10,941	31.37	0.6%	0.8%	1.0%
29	Memphis, TN-MS-AR	46	1	649,252	94.8%	96.0%	10,291	17.39	0.3%	1.0%	1.0%
30	Indianapolis-Carmel-Greenwood, IN	33	2	709,560	90.1%	93.0%	8,784	13.57	0.6%	1.1%	0.8%
31	Jacksonville, FL	39	3	700,569	84.2%	87.0%	8,614	14.99	0.9%	1.1%	0.8%
32	Louisville/Jefferson County, KY-IN	44	4	697,417	92.9%	98.3%	8,371	12.53	1.2%	1.1%	0.8%
33	Raleigh-Cary, NC	41	3	462,319	98.8%	99.2%	8,044	17.63	0.9%	0.7%	0.8%
34	Worcester, MA	70	3	526,403	95.2%	97.0%	7,227	16.82	0.9%	0.8%	0.7%
35	Scranton--Wilkes-Barre, PA	104	2	618,431	96.8%	100.0%	6,681	24.37	0.6%	1.0%	0.6%
36	Milwaukee-Waukesha, WI	42	3	520,769	92.8%	93.8%	6,599	13.53	0.9%	0.8%	0.6%
37	Wilmington, NC	113	2	379,959	100.0%	100.0%	6,563	17.49	0.6%	0.6%	0.6%
38	Greensboro-High Point, NC	79	1	407,244	96.2%	98.8%	6,466	16.07	0.3%	0.7%	0.6%
39	Hilton Head Island-Bluffton-Port Royal, SC	205	3	321,481	82.2%	98.3%	6,284	19.88	0.9%	0.5%	0.6%
40	Oxnard-Thousand Oaks-Ventura, CA	76	2	316,299	85.8%	97.7%	6,183	20.81	0.6%	0.5%	0.6%
41	New Haven, CT	102	4	486,863	91.2%	92.1%	6,095	13.60	1.2%	0.8%	0.6%
42	Atlantic City-Hammonton, NJ	154	2	315,530	91.7%	99.4%	5,789	18.46	0.6%	0.5%	0.5%
43	Kiryas Joel-Poughkeepsie-Newburgh, NY	86	3	401,205	88.8%	90.5%	5,697	16.97	0.9%	0.6%	0.5%
44	Spartanburg, SC	139	1	376,624	94.2%	95.4%	5,376	15.31	0.3%	0.6%	0.5%
45	Cape Coral-Fort Myers, FL	73	1	281,822	97.3%	98.6%	5,252	19.40	0.3%	0.5%	0.5%
46	Washington-Arlington-Alexandria, DC-VA-MD-WV	7	2	412,549	77.9%	88.3%	5,249	14.55	0.6%	0.7%	0.5%
47	College Station-Bryan, TX	176	2	296,841	98.2%	98.2%	5,242	23.68	0.6%	0.5%	0.5%
48	Manchester-Nashua, NH	130	2	234,324	97.3%	97.8%	4,999	23.48	0.6%	0.4%	0.5%
49	Boulder, CO	163	1	275,919	90.4%	99.0%	4,955	18.14	0.3%	0.4%	0.5%
50	Greenville-Anderson-Greer, SC	56	2	220,723	100.0%	100.0%	4,591	21.29	0.6%	0.4%	0.4%
	50 Largest CBSAs by ABR	—	290	53,144,040	91.9%	95.4%	934,750	19.65	83.8%	85.6%	88.9%

51	Norwich-New London-Willimantic, CT	177	1	245,533	87.4%	92.5%	4,496	20.24	0.3%	0.4%	0.4%
52	Panama City-Panama City Beach, FL	212	2	403,492	99.0%	99.3%	4,494	11.39	0.6%	0.7%	0.4%
53	Sacramento-Roseville-Folsom, CA	27	1	102,766	92.9%	100.0%	4,245	41.31	0.3%	0.2%	0.4%
54	Bakersfield-Delano, CA	64	1	240,068	100.0%	100.0%	4,163	17.65	0.3%	0.4%	0.4%
55	Dayton-Kettering-Beavercreek, OH	77	1	333,998	59.4%	74.7%	4,008	16.55	0.3%	0.5%	0.4%
56	Cleveland, OH	35	2	221,051	99.4%	99.4%	3,930	18.30	0.6%	0.4%	0.4%
57	Winston-Salem, NC	87	2	351,938	76.0%	80.8%	3,847	14.17	0.6%	0.6%	0.4%
58	Greenville, NC	253	1	233,153	100.0%	100.0%	3,765	16.15	0.3%	0.4%	0.4%
59	Springfield, MA	119	2	321,398	92.2%	92.2%	3,445	16.04	0.6%	0.5%	0.3%
60	Virginia Beach-Chesapeake-Norfolk, VA-NC	38	1	150,014	83.7%	87.1%	3,366	26.05	0.3%	0.2%	0.3%
61	Pittsfield, MA	335	1	188,493	99.1%	100.0%	3,276	17.38	0.3%	0.3%	0.3%
62	Fresno, CA	49	1	200,166	96.2%	99.1%	3,271	16.49	0.3%	0.3%	0.3%
63	Columbus, OH	32	2	277,000	94.6%	95.5%	3,186	12.44	0.6%	0.4%	0.3%
64	Richmond, VA	45	1	152,279	92.0%	99.3%	3,184	21.07	0.3%	0.2%	0.3%
65	Savannah, GA	128	2	214,679	97.3%	97.3%	3,070	14.69	0.6%	0.3%	0.3%

Supplemental Disclosure - Three Months Ended March 31, 2026	Page 33

MAJOR CBSA DETAIL											↩ Table of Contents
Dollars in thousands, except per square foot amounts

BRIXMOR LARGEST CBSAs BY ABR
									Percent of
		CBSA	Number of		Percent	Percent			Number of	Percent	Percent
	Largest CBSAs by ABR	Rank	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
66	Roanoke, VA	167	2	311,149	100.0%	100.0%	3,060	12.13	0.6%	0.5%	0.3%
67	Kansas City, MO-KS	31	2	286,525	96.7%	97.7%	2,923	10.44	0.6%	0.5%	0.3%
68	Bridgeport-Stamford-Danbury, CT	60	1	180,507	83.3%	94.1%	2,897	19.27	0.3%	0.3%	0.3%
69	Concord, NH	285	1	196,542	68.0%	79.1%	2,852	19.63	0.3%	0.3%	0.3%
70	Duluth, MN-WI	181	1	183,105	83.3%	93.0%	2,554	15.00	0.3%	0.3%	0.2%
71	Santa Maria-Santa Barbara, CA	124	1	166,696	100.0%	100.0%	2,547	15.28	0.3%	0.3%	0.2%
72	Tucson, AZ	53	1	165,350	100.0%	100.0%	2,436	14.73	0.3%	0.3%	0.2%
73	Flint, MI	140	1	164,632	100.0%	100.0%	2,367	14.48	0.3%	0.3%	0.2%
74	Columbus, IN	439	1	143,740	96.9%	98.1%	2,363	16.77	0.3%	0.2%	0.2%
75	Portland-South Portland, ME	103	1	287,459	81.5%	97.6%	2,315	20.64	0.3%	0.5%	0.2%
76	Trenton-Princeton, NJ	143	1	149,993	100.0%	100.0%	2,301	15.34	0.3%	0.2%	0.2%
77	Manhattan, KS	321	1	214,898	83.2%	94.4%	2,254	18.43	0.3%	0.3%	0.2%
78	Ithaca, NY	382	1	204,405	71.1%	94.6%	2,153	11.13	0.3%	0.3%	0.2%
79	Austin-Round Rock-San Marcos, TX	25	1	170,605	69.9%	89.5%	2,114	13.84	0.3%	0.3%	0.2%
80	Deltona-Daytona Beach-Ormond Beach, FL	84	1	184,379	73.6%	89.2%	2,097	12.75	0.3%	0.3%	0.2%
81	Crestview-Fort Walton Beach-Destin, FL	171	1	158,118	98.4%	98.4%	2,070	13.30	0.3%	0.3%	0.2%
82	Toledo, OH	99	1	298,765	72.3%	85.6%	2,039	13.91	0.3%	0.5%	0.2%
83	Rutland, VT	552	1	223,314	91.9%	91.9%	2,020	9.85	0.3%	0.4%	0.2%
84	Palm Bay-Melbourne-Titusville, FL	91	1	131,243	88.0%	89.4%	1,964	16.74	0.3%	0.2%	0.2%
85	Lexington Park, MD	230	1	92,335	100.0%	100.0%	1,943	21.04	0.3%	0.1%	0.2%
86	Charleston-North Charleston, SC	71	1	174,094	94.9%	98.6%	1,928	11.38	0.3%	0.3%	0.2%
87	Murrells Inlet, SC	519	1	120,453	96.4%	96.4%	1,800	15.51	0.3%	0.2%	0.2%
88	Corbin, KY	301	1	166,026	99.0%	99.0%	1,658	10.08	0.3%	0.3%	0.2%
89	Lansing-East Lansing, MI	116	1	160,946	86.6%	86.6%	1,555	11.15	0.3%	0.3%	0.1%
90	Lafayette-West Lafayette, IN	214	1	132,027	100.0%	100.0%	1,545	11.70	0.3%	0.2%	0.1%
91	Modesto, CA	107	1	87,124	75.1%	100.0%	1,460	17.25	0.3%	0.1%	0.1%
92	Knoxville, TN	61	1	119,360	100.0%	100.0%	1,455	12.19	0.3%	0.2%	0.1%
93	Corpus Christi, TX	122	1	84,667	95.3%	95.3%	1,438	17.83	0.3%	0.1%	0.1%
94	St. Louis, MO-IL	23	1	137,408	69.6%	71.2%	1,423	15.04	0.3%	0.2%	0.1%
95	Parkersburg-Vienna, WV	433	1	75,344	100.0%	100.0%	884	11.73	0.3%	0.1%	0.1%
96	Muskegon-Norton Shores, MI	260	1	104,600	42.3%	46.2%	836	17.31	0.3%	0.2%	0.1%
TOTAL		—	344	62,055,877	91.4%	95.1%	$1,053,747	$19.05	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended March 31, 2026	Page 34

PROPERTIES BY STATE										↩ Table of Contents
Dollars in thousands, except per square foot amounts

								Percent of
		Number of		Percent	Percent			Number of	Percent	Percent
	State	Properties	GLA	Billed	Leased	ABR	ABR PSF	Properties	of GLA	of ABR
1	Florida	48	8,471,338	91.9%	95.3%	$147,596	$18.83	14.0%	13.7%	14.0%
2	Texas	43	7,149,009	90.8%	95.0%	132,795	20.32	12.5%	11.5%	12.6%
3	California	29	5,659,639	91.5%	94.9%	130,303	26.08	8.3%	9.1%	12.4%
4	New York	27	3,447,258	86.5%	94.5%	77,961	24.47	7.7%	5.5%	7.4%
5	Pennsylvania	21	4,234,478	94.6%	98.7%	76,604	22.48	6.1%	6.8%	7.3%
6	Illinois	15	3,837,953	88.7%	92.6%	58,682	16.97	4.4%	6.2%	5.6%
7	New Jersey	16	2,789,796	90.8%	93.5%	48,454	19.72	4.7%	4.5%	4.6%
8	Georgia	22	3,160,088	93.0%	94.9%	45,531	15.79	6.4%	5.1%	4.3%
9	North Carolina	13	3,136,050	93.6%	96.3%	45,225	15.67	3.8%	5.1%	4.3%
10	Michigan	14	2,738,490	93.4%	95.3%	40,051	16.13	4.1%	4.4%	3.8%
11	Colorado	8	1,752,123	89.6%	95.7%	28,074	17.90	2.3%	2.8%	2.7%
12	Ohio	12	2,070,982	88.2%	92.9%	27,828	18.03	3.5%	3.3%	2.6%
13	Connecticut	10	1,789,531	87.3%	91.2%	27,118	17.05	2.9%	2.9%	2.6%
14	Massachusetts	11	1,657,193	94.2%	95.2%	25,502	18.01	3.2%	2.7%	2.4%
15	Tennessee	6	1,539,895	96.3%	97.5%	23,321	15.91	1.7%	2.5%	2.2%
16	South Carolina	8	1,213,375	92.4%	97.6%	19,979	17.10	2.3%	2.0%	1.9%
17	Kentucky	6	1,543,082	96.0%	99.1%	19,779	14.41	1.7%	2.5%	1.9%
18	Minnesota	9	1,269,747	92.3%	94.8%	19,094	17.26	2.6%	2.0%	1.8%
19	Indiana	4	985,327	92.5%	94.7%	12,692	13.79	1.2%	1.6%	1.2%
20	Virginia	5	746,349	91.4%	93.9%	10,715	16.73	1.5%	1.2%	1.0%
21	New Hampshire	4	581,130	86.9%	90.9%	9,502	18.95	1.2%	0.9%	0.9%
22	Wisconsin	3	520,769	92.8%	93.8%	6,599	13.53	0.9%	0.8%	0.6%
23	Maryland	2	371,977	82.9%	93.8%	6,087	17.63	0.6%	0.6%	0.6%
24	Missouri	3	423,933	87.9%	89.1%	4,346	11.60	0.9%	0.7%	0.4%
25	Arizona	1	165,350	100.0%	100.0%	2,436	14.73	0.3%	0.3%	0.2%
26	Maine	1	287,459	81.5%	97.6%	2,315	20.64	0.3%	0.5%	0.2%
27	Kansas	1	214,898	83.2%	94.4%	2,254	18.43	0.3%	0.3%	0.2%
28	Vermont	1	223,314	91.9%	91.9%	2,020	9.85	0.3%	0.4%	0.2%
29	West Virginia	1	75,344	100.0%	100.0%	884	11.73	0.3%	0.1%	0.1%

TOTAL		344	62,055,877	91.4%	95.1%	$1,053,747	$19.05	100.0%	100.0%	100.0%

Supplemental Disclosure - Three Months Ended March 31, 2026	Page 35

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

1	Northmall Centre	Tucson	AZ	Tucson, AZ	1996	165,350	100.0%	$2,436	$14.73	Sam's Club*	Ace Pickleball Club, Big 5 Sporting Goods, CareMore, Defy-Tucson, Dollar Tree	—
2	Bakersfield Plaza	Bakersfield	CA	Bakersfield-Delano, CA	1970	240,068	100.0%	4,163	17.65	Lassens Natural Foods & Vitamins	AMC, Burlington Stores, Five Below, In Shape Fitness, Kids Empire, Ross Dress for Less	Hobby Lobby
3	Brea Gateway	Brea	CA	Los Angeles-Long Beach-Anaheim, CA	1994	181,819	100.0%	5,862	32.69	Ralphs (Kroger)	Boot Barn, HomeGoods, World Market	—
4	Carmen Plaza	Camarillo	CA	Oxnard-Thousand Oaks-Ventura, CA	2000	128,369	95.2%	3,301	28.57	Trader Joe's*	CVS, Harbor Freight Tools	—
5	Plaza Rio Vista	Cathedral	CA	Riverside-San Bernardino-Ontario, CA	2005	75,415	98.3%	1,638	24.68	Stater Bros.	—	—
6	Chino Spectrum Towne Center	Chino	CA	Riverside-San Bernardino-Ontario, CA	2002	461,246	95.3%	9,938	32.10	H Mart, Sam's Club*, Walmart Supercenter*	Best Buy, BevMo, Big 5 Sporting Goods, DSW, Kohl's, Marshalls, Nordstrom Rack, Skechers, Tilly's, Ulta	—
7	Cudahy Plaza	Cudahy	CA	Los Angeles-Long Beach-Anaheim, CA	2021	123,200	100.0%	3,214	26.09	Sprouts Farmers Market	Burlington Stores, Chuze Fitness	—
8	The Davis Collection	Davis	CA	Sacramento-Roseville-Folsom, CA	2025	102,766	100.0%	4,245	41.31	Trader Joe's	Nordstrom Rack, PetSmart, Ulta	—
9	Felicita Plaza	Escondido	CA	San Diego-Chula Vista-Carlsbad, CA	2001	98,594	94.9%	1,745	18.64	Vons (Albertsons)	Chuze Fitness	—
10	Felicita Town Center	Escondido	CA	San Diego-Chula Vista-Carlsbad, CA	1987	124,670	97.2%	3,561	29.39	Major Market, Trader Joe's	FunBox	—
11	Arbor Faire	Fresno	CA	Fresno, CA	1995	200,166	99.1%	3,271	16.49	Smart & Final Extra! (Chedraui USA)	Boot Barn, PetSmart, The Home Depot	DICK's Sporting Goods
12	Lompoc Center	Lompoc	CA	Santa Maria-Santa Barbara, CA	1960	166,696	100.0%	2,547	15.28	ALDI	Boot Barn, Harbor Freight Tools, Marshalls, Michaels, Old Navy, Petco, Ulta	—
13	Briggsmore Plaza	Modesto	CA	Modesto, CA	1998	87,124	100.0%	1,460	17.25	Grocery Outlet	dd's Discounts (Ross), Ross Dress for Less	In Shape Fitness
14	Montebello Plaza	Montebello	CA	Los Angeles-Long Beach-Anaheim, CA	1974	284,331	94.4%	6,207	23.31	Albertsons	Best Buy, CVS, Kohl's, Optum Urgent Care, Ross Dress for Less	—
15	California Oaks Center	Murrieta	CA	Riverside-San Bernardino-Ontario, CA	1990	124,481	100.0%	2,638	21.86	Barons Market	Dollar Tree, UFC Gym	—
16	Pacoima Center	Pacoima	CA	Los Angeles-Long Beach-Anaheim, CA	1995	215,930	100.0%	2,985	13.99	Food 4 Less (Kroger)	AutoZone, Ross Dress for Less, Target	—
17	Metro 580	Pleasanton	CA	San Francisco-Oakland-Fremont, CA	1996	177,573	12.5%	655	29.56	—	—	Walmart
18	Rose Pavilion	Pleasanton	CA	San Francisco-Oakland-Fremont, CA	2019	328,940	100.0%	10,286	31.49	99 Ranch Market, Trader Joe's	CVS, Fitness 19, Macy's Home Store, Restoration Hardware, Total Wine & More	—
19	Puente Hills Town Center	Rowland Heights	CA	Los Angeles-Long Beach-Anaheim, CA	2025	258,685	96.3%	7,101	28.50	ALDI	Dollar Tree, East West Bank, Goodwill, Marshalls/HomeGoods, Planet Fitness	—
20	Ocean View Plaza	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1990	169,963	97.3%	5,851	35.37	Ralphs (Kroger), Trader Joe's	Crunch Fitness, CVS	—
21	Plaza By The Sea	San Clemente	CA	Los Angeles-Long Beach-Anaheim, CA	1976	48,697	100.0%	1,495	30.70	Stater Bros.	—	—
22	Village at Mira Mesa	San Diego	CA	San Diego-Chula Vista-Carlsbad, CA	2023	434,634	100.0%	13,269	30.91	Sprouts Farmers Market, Vons (Albertsons)	BevMo, Burlington Stores, Childtime Childcare, CVS, Marshalls, Michaels, Petco	—
23	San Dimas Plaza	San Dimas	CA	Los Angeles-Long Beach-Anaheim, CA	1986	163,433	97.4%	4,394	27.61	Smart & Final Extra! (Chedraui USA)	Harbor Freight Tools, T.J.Maxx	Big 5 Sporting Goods, Burlington Stores
24	Bristol Plaza	Santa Ana	CA	Los Angeles-Long Beach-Anaheim, CA	2003	111,403	82.0%	3,551	39.86	Trader Joe's	Petco, Ross Dress for Less	—
25	Gateway Plaza	Santa Fe Springs	CA	Los Angeles-Long Beach-Anaheim, CA	2002	289,268	100.0%	4,105	27.60	El Super (Chedraui USA), Walmart Supercenter	Five Below, Ross Dress for Less	Target
26	Santa Paula Center	Santa Paula	CA	Oxnard-Thousand Oaks-Ventura, CA	1995	187,930	99.4%	2,882	15.87	Vons (Albertsons)	Ace Hardware, Big 5 Sporting Goods, CVS, Dollar Tree, Planet Fitness, Regency Theaters	—
27	Vail Ranch Center	Temecula	CA	Riverside-San Bernardino-Ontario, CA	2024	201,682	98.4%	4,392	29.70	Stater Bros.	Burlington Stores, Dollar Tree, Five Below, Harbor Freight Tools, Kahoots	—
28	Country Hills Shopping Center	Torrance	CA	Los Angeles-Long Beach-Anaheim, CA	1977	53,200	97.7%	1,373	26.43	Ralphs (Kroger)	—	—
29	Upland Town Square	Upland	CA	Riverside-San Bernardino-Ontario, CA	1994	100,090	100.0%	2,599	26.22	Sprouts Farmers Market	—	—
30	Gateway Plaza - Vallejo (2)	Vallejo	CA	Vallejo, CA	2023	519,266	93.1%	11,575	24.14	Costco*	Boot Barn, Century Theatres, City Sports Club, DSW, Mancini's Sleepworld, Marshalls, Michaels, Petco, PetSmart, Ross Dress for Less, Sky Zone, Ulta	Target
31	Arvada Plaza	Arvada	CO	Denver-Aurora-Centennial, CO	1994	93,904	100.0%	1,057	11.63	King Soopers (Kroger)	Arc	—
32	Arapahoe Crossings	Aurora	CO	Denver-Aurora-Centennial, CO	1996	476,299	87.7%	7,700	18.64	King Soopers (Kroger)	2nd & Charles, Ace Hardware, Ace Pickleball, Activate, AMC, Boot Barn, Burlington Stores, Goldfish Swim School, Hobby Lobby, Planet Fitness	—
33	Aurora Plaza	Aurora	CO	Denver-Aurora-Centennial, CO	1996	178,013	100.0%	2,443	14.21	King Soopers (Kroger)	Chuze Fitness, Gen X	—
34	Broomfield Town Centre	Broomfield	CO	Denver-Aurora-Centennial, CO	1998	175,368	94.1%	3,138	21.22	King Soopers (Kroger)	Petco	Home Depot

Supplemental Disclosure - Three Months Ended March 31, 2026	Page 36

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

35	Villa Monaco	Denver	CO	Denver-Aurora-Centennial, CO	1978	121,101	96.6%	2,122	18.13	—	Chuze Fitness	—
36	Centennial Shopping Center	Englewood	CO	Denver-Aurora-Centennial, CO	2013	113,830	100.0%	1,447	39.63	King Soopers (Kroger)	—	—
37	Superior Marketplace	Superior	CO	Boulder, CO	1997	275,919	99.0%	4,955	18.14	Whole Foods Market (Amazon), Costco*, SuperTarget*	Barnes & Noble, Boot Barn, Chuck E. Cheese, Goldfish Swim School, Michaels, PetSmart, Stickley Furniture, T.J.Maxx, Ulta	—
38	Westminster City Center	Westminster	CO	Denver-Aurora-Centennial, CO	2024	317,689	100.0%	5,212	16.41	Trader Joe's	Barnes & Noble, Cavender's Boot City, David's Bridal, Dollar Tree, DSW, Golf Galaxy, Hyper Kidz, Petco, Ross Dress for Less, Sierra Trading Post, The Tile Shop, Ulta	—
39	The Shoppes at Fox Run	Glastonbury	CT	Hartford-West Hartford-East Hartford, CT	1974	108,167	92.9%	3,011	29.96	Whole Foods Market (Amazon)	Petco	—
40	Parkway Plaza	Hamden	CT	New Haven, CT	2006	72,353	100.0%	1,151	15.91	Price Rite Marketplace (Wakefern)	—	The Home Depot
41	The Manchester Collection (2)	Manchester	CT	Hartford-West Hartford-East Hartford, CT	2001	310,649	86.4%	3,356	13.34	Walmart Supercenter*	Advance Auto Parts, Dollar Tree, DSW, Edge Fitness, Lava Island, Pickleball Kingdom, Savers	—
42	The Plaza at Buckland Hills	Manchester	CT	Hartford-West Hartford-East Hartford, CT	1987	307,918	89.0%	5,569	20.31	Trader Joe's	Burlington Stores, Dollar Tree, K&G Fashion, Marshalls, Michaels, Nordstrom Rack, PetSmart, Total Wine & More, Ulta	—
43	Turnpike Plaza	Newington	CT	Hartford-West Hartford-East Hartford, CT	2004	149,894	95.7%	1,694	11.81	Price Chopper (Northeast Grocery)	—	—
44	North Haven Crossing	North Haven	CT	New Haven, CT	1993	102,787	93.8%	1,728	17.93	—	Barnes & Noble, Dollar Tree, HomeGoods, PetSmart	—
45	Colonial Commons - Orange	Orange	CT	New Haven, CT	1996	133,786	86.2%	594	5.15	—	—	—
46	Stratford Square	Stratford	CT	Bridgeport-Stamford-Danbury, CT	1984	180,507	94.1%	2,897	19.27	ALDI	Esporta Fitness, Five Below, Marshalls	—
47	Waterbury Plaza	Waterbury	CT	New Haven, CT	2000	177,937	92.3%	2,622	15.97	Super Stop & Shop (Ahold Delhaize)	Dollar Tree, Joey'z Shopping Spree	Target
48	Waterford Commons	Waterford	CT	Norwich-New London-Willimantic, CT	2004	245,533	92.5%	4,496	20.24	—	Books-A-Million, DICK'S Sporting Goods, DSW, Michaels, Tractor Supply Co., Ulta	Best Buy, Raymour & Flanigan
49	Center of Bonita Springs	Bonita Springs	FL	Cape Coral-Fort Myers, FL	2014	281,822	98.6%	5,252	19.40	Publix	bealls, Burlington Stores, Gold's Gym, Kohl's, Naples Community Hospital, NewSouth Window Solutions	—
50	Coastal Way - Coastal Landing (2)	Brooksville	FL	Tampa-St. Petersburg-Clearwater, FL	2008	393,249	100.0%	6,746	20.10	BJ's Wholesale Club, Sprouts Farmers Market	Belk, Burlington Stores, HomeGoods, Marshalls, Michaels, Petco, Ulta	—
51	Clearwater Mall	Clearwater	FL	Tampa-St. Petersburg-Clearwater, FL	1973	300,729	97.5%	7,965	27.15	Costco*, SuperTarget*	Burlington Stores, Dollar Tree, Five Below, Golf Galaxy, Michaels, PetSmart, Ross Dress for Less, Ulta	Lowe's
52	Coconut Creek Plaza	Coconut Creek	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	263,646	92.7%	4,501	18.57	Publix	Burlington Stores, Harvest Church, Off the Wall Trampoline, Planet Fitness, Sanitas Medical Center	—
53	Century Plaza Shopping Center	Deerfield Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2006	90,483	86.2%	2,120	27.17	—	Broward County Library, CVS	—
54	Northgate Shopping Center	DeLand	FL	Deltona-Daytona Beach-Ormond Beach, FL	1993	184,379	89.2%	2,097	12.75	Publix	Marshalls, Planet Fitness, Tractor Supply Co.	—
55	Sun Plaza	Fort Walton Beach	FL	Crestview-Fort Walton Beach-Destin, FL	2004	158,118	98.4%	2,070	13.30	Publix, ALDI*	bealls, Books-A-Million, Office Depot, T.J.Maxx	—
56	Normandy Square	Jacksonville	FL	Jacksonville, FL	1996	89,822	100.0%	963	11.04	Winn-Dixie (The Winn-Dixie Company)	Ace Hardware, Family Dollar	—
57	Regency Park Shopping Center	Jacksonville	FL	Jacksonville, FL	1985	334,647	80.3%	3,207	13.25	NetCost Market	bealls, Crunch Fitness, Dollar Tree, Ollie's Bargain Outlet, Surplus Warehouse	—
58	Ventura Downs	Kissimmee	FL	Orlando-Kissimmee-Sanford, FL	2018	98,191	100.0%	2,225	22.66	—	Esporta Fitness, La Familia Pawn & Jewelry	—
59	Marketplace at Wycliffe	Lake Worth	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2002	135,820	100.0%	3,009	22.54	Walmart Neighborhood Market	Walgreens	—
60	Venetian Isle Shopping Ctr	Lighthouse Point	FL	Miami-Fort Lauderdale-West Palm Beach, FL	1992	185,675	94.8%	2,092	12.07	Publix	Dollar Tree, Staples	—
61	Marco Town Center	Marco Island	FL	Naples-Marco Island, FL	2023	109,545	98.8%	3,364	31.08	Publix	—	—
62	Shops at Palm Lakes	Miami	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2023	231,536	100.0%	5,339	25.20	Fresco y Más	dd's Discounts (Ross), LA Fitness, Ross Dress for Less	—
63	Freedom Square	Naples	FL	Naples-Marco Island, FL	2021	193,242	99.5%	2,872	14.94	Publix	Burlington Stores, HomeGoods, Planet Fitness	—
64	Granada Shoppes	Naples	FL	Naples-Marco Island, FL	2011	306,579	99.2%	6,452	21.23	Trader Joe's	Chuck E. Cheese, Connors Steak and Seafood, Dollar Tree, Haverty's Furniture, Hobby Lobby, HomeSense, Marshalls	—
65	Naples Plaza	Naples	FL	Naples-Marco Island, FL	2013	201,795	100.0%	4,537	22.87	Publix	Marshalls, Office Depot, PGA TOUR Superstore, West Marine	—
66	Park Shore Plaza	Naples	FL	Naples-Marco Island, FL	2017	256,441	100.0%	5,804	23.88	The Fresh Market	Barnes & Noble, Burlington Stores, Dollar Tree, HomeGoods, Sierra Trading Post	—
67	Chelsea Place	New Port Richey	FL	Tampa-St. Petersburg-Clearwater, FL	1992	81,144	91.1%	1,062	14.37	Publix	—	—
68	Colonial Marketplace	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1986	141,069	100.0%	2,449	17.36	—	LA Fitness, Sierra Trading Post	Target

Supplemental Disclosure - Three Months Ended March 31, 2026	Page 37

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

69	Conway Crossing	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2002	76,321	100.0%	1,307	17.13	Publix	—	—
70	Hunter's Creek Plaza	Orlando	FL	Orlando-Kissimmee-Sanford, FL	1998	74,583	100.0%	1,464	20.14	Seabra Foods	Office Depot	—
71	Pointe Orlando (3)	Orlando	FL	Orlando-Kissimmee-Sanford, FL	2026	423,004	95.3%	14,195	35.20	—	Activate, Capital Grille, Cuba Libre, Dick's Last Resort, FunnyBone, Hampton Social, Main Event, Maggiano's Little Italy, Monkey Joe's, Museum of Ice Cream, Regal Cinemas, Rodizio Grill, Sports & Social, Wonderworks	—
72	Martin Downs Town Center	Palm City	FL	Port St. Lucie, FL	1996	64,546	100.0%	881	13.65	Publix	—	—
73	Martin Downs Village Center (2)	Palm City	FL	Port St. Lucie, FL	1987	167,145	96.0%	3,834	24.89	—	Goodwill, Walgreens	—
74	23rd Street Station	Panama City	FL	Panama City-Panama City Beach, FL	1995	98,827	98.7%	1,614	16.55	Publix	—	—
75	Panama City Square	Panama City	FL	Panama City-Panama City Beach, FL	1989	304,665	99.5%	2,880	9.69	Walmart Supercenter	Harbor Freight Tools, HomeGoods, T.J.Maxx	—
76	East Port Plaza	Port St. Lucie	FL	Port St. Lucie, FL	2024	214,489	99.2%	3,491	16.41	Publix	Fortis Institute, Goodwill, Urban Air Adventure Park, Walgreens	—
77	Shoppes of Victoria Square	Port St. Lucie	FL	Port St. Lucie, FL	1990	95,186	97.5%	1,459	15.73	Winn-Dixie (ALDI)	—	—
78	Lake St. Charles	Riverview	FL	Tampa-St. Petersburg-Clearwater, FL	1999	61,015	100.0%	820	14.38	Winn-Dixie (The Winn-Dixie Company)	—	—
79	Cobblestone Village	Royal Palm Beach	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2005	39,404	96.4%	967	25.44	SuperTarget*	—	—
80	Beneva Village Shoppes	Sarasota	FL	North Port-Bradenton-Sarasota, FL	2020	144,078	100.0%	3,074	21.34	Publix	Archwell Health, Fitness Premier, Harbor Freight Tools	—
81	Sarasota Village	Sarasota	FL	North Port-Bradenton-Sarasota, FL	1972	173,654	98.7%	2,446	14.63	Publix	Crunch Fitness, HomeGoods, Ross Dress For Less	—
82	Atlantic Plaza	Satellite Beach	FL	Palm Bay-Melbourne-Titusville, FL	2008	131,243	89.4%	1,964	16.74	Publix	Home Centric, Planet Fitness	—
83	Seminole Plaza	Seminole	FL	Tampa-St. Petersburg-Clearwater, FL	2020	156,718	100.0%	2,290	14.61	Sprouts Farmers Market	bealls, Burlington Stores, T.J.Maxx	—
84	Cobblestone Village	St. Augustine	FL	Jacksonville, FL	2003	276,100	90.9%	4,444	18.12	Publix	Bealls Florida, Burlington Stores, Michaels, Petco	—
85	Dolphin Village	St. Pete Beach	FL	Tampa-St. Petersburg-Clearwater, FL	1990	135,796	77.6%	2,192	21.24	Publix	CVS	—
86	Rutland Plaza	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2002	149,562	98.8%	1,329	8.99	Winn-Dixie (ALDI)	bealls	—
87	Tyrone Gardens	St. Petersburg	FL	Tampa-St. Petersburg-Clearwater, FL	2023	174,015	81.4%	2,285	16.12	Winn-Dixie (The Winn-Dixie Company)	Chuck E. Cheese, Crunch Fitness	—
88	Downtown Publix	Stuart	FL	Port St. Lucie, FL	2000	151,246	96.9%	2,430	16.58	Publix	Revive Health & Wellness	—
89	Sunrise Town Center (3)	Sunrise	FL	Miami-Fort Lauderdale-West Palm Beach, FL	2026	104,972	88.7%	1,849	19.86	Patel Brothers, Publix	Dollar Tree	Walmart
90	Britton Plaza	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	1958	465,639	85.9%	3,713	11.01	Publix	Burlington Stores, Conviva Care Center, Dollar Tree, Marshalls, Michaels, Pet Supermarket	—
91	Carrollwood Center	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	2002	92,678	93.4%	1,922	22.20	Publix	Phenix Salon Suites	—
92	Ross Plaza	Tampa	FL	Tampa-St. Petersburg-Clearwater, FL	1996	84,707	98.5%	1,520	18.22	—	Dollar Tree, Ross Dress for Less	—
93	Shoppes at Tarpon	Tarpon Springs	FL	Tampa-St. Petersburg-Clearwater, FL	2003	145,832	91.6%	2,551	19.11	Publix	Petco, T.J.Maxx	—
94	Venice Plaza	Venice	FL	North Port-Bradenton-Sarasota, FL	1999	140,345	97.6%	1,216	8.88	ALDI	T.J.Maxx/HomeGoods	—
95	Venice Shopping Center	Venice	FL	North Port-Bradenton-Sarasota, FL	2000	109,801	100.0%	1,097	9.99	Publix	—	—
96	Venice Village	Venice	FL	North Port-Bradenton-Sarasota, FL	2022	177,835	99.4%	4,236	24.31	Publix	Gifts and More at The Paper Store, Planet Fitness	—
97	Mansell Crossing	Alpharetta	GA	Atlanta-Sandy Springs-Roswell, GA	1993	291,622	83.7%	4,293	25.54	—	Barnes & Noble, Cooper's Hawk Winery & Restaurant, DSW, Macy's Furniture Gallery, REI, T.J.Maxx	Burlington Stores, HomeGoods, Michaels, Ross Dress for Less, Studio Movie Grill
98	Northeast Plaza	Atlanta	GA	Atlanta-Sandy Springs-Roswell, GA	1952	425,977	95.1%	6,369	16.10	City Farmers Market	Burlington Stores, dd's Discounts (Ross), Dollar General, Dollar Tree, Goodwill, NCG Cinemas, Octapharma	—
99	Sweetwater Village	Austell	GA	Atlanta-Sandy Springs-Roswell, GA	1985	66,197	96.0%	598	9.41	Food Depot	Dollar Tree	—
100	Vineyards at Chateau Elan	Braselton	GA	Atlanta-Sandy Springs-Roswell, GA	2002	79,047	96.6%	1,333	17.46	—	—	—
101	Salem Road Station	Covington	GA	Atlanta-Sandy Springs-Roswell, GA	2000	67,270	100.0%	894	13.29	Publix	—	—
102	Keith Bridge Commons	Cumming	GA	Atlanta-Sandy Springs-Roswell, GA	2002	94,886	96.6%	1,441	15.72	Kroger	—	—
103	Cosby Station	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1994	77,811	94.8%	886	12.01	Publix	—	—
104	Park Plaza	Douglasville	GA	Atlanta-Sandy Springs-Roswell, GA	1986	46,670	81.1%	797	21.14	Kroger*	—	—

Supplemental Disclosure - Three Months Ended March 31, 2026	Page 38

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

105	Banks Station	Fayetteville	GA	Atlanta-Sandy Springs-Roswell, GA	2006	178,871	91.9%	1,605	11.34	Food Depot	Staples	—
106	Barrett Place	Kennesaw	GA	Atlanta-Sandy Springs-Roswell, GA	1992	220,787	99.1%	3,153	14.80	ALDI	Best Buy, Michaels, Nordstrom Rack, PetSmart	—
107	Shops of Huntcrest	Lawrenceville	GA	Atlanta-Sandy Springs-Roswell, GA	2003	97,040	95.3%	1,446	15.64	Publix	—	—
108	Mableton Walk	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	1994	105,884	89.8%	1,545	16.25	—	—	—
109	The Village at Mableton	Mableton	GA	Atlanta-Sandy Springs-Roswell, GA	2023	221,201	96.2%	2,625	12.34	—	Burlington Stores, DashMart, dd's Discounts (Ross), Dollar Tree, Five Below, Michaels, Ollie's Bargain Outlet, Planet Fitness, Ross Dress for Less	—
110	Eastlake Plaza	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1982	56,176	100.0%	1,074	19.54	—	Crunch Fitness	—
111	New Chastain Corners	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	2004	113,079	92.1%	1,396	13.40	Kroger	—	—
112	Pavilions at Eastlake	Marietta	GA	Atlanta-Sandy Springs-Roswell, GA	1996	144,351	94.9%	2,330	17.01	Kroger	—	—
113	ConneXion	Roswell	GA	Atlanta-Sandy Springs-Roswell, GA	2016	105,791	98.4%	2,312	22.20	—	Planet Fitness	—
114	Holcomb Bridge Crossing	Roswell	GA	Atlanta-Sandy Springs-Roswell, GA	1988	93,420	100.0%	1,129	12.09	—	PGA TOUR Superstore	—
115	Kings Market	Roswell	GA	Atlanta-Sandy Springs-Roswell, GA	2005	275,144	97.6%	3,667	13.66	Publix	Ace Pickleball Club, Frontgate, Sky Zone	—
116	Victory Square	Savannah	GA	Savannah, GA	2007	113,217	98.6%	1,886	16.90	SuperTarget*	Citi Trends, Dollar Tree, NCG Cinemas, Staples	The Home Depot
117	Stockbridge Village	Stockbridge	GA	Atlanta-Sandy Springs-Roswell, GA	2008	184,185	100.0%	3,568	19.37	Kroger	DaVita Dialysis	—
118	Wilmington Island	Wilmington Island	GA	Savannah, GA	1985	101,462	95.9%	1,184	12.17	Kroger	—	—
119	Annex of Arlington	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN	1999	199,663	95.8%	4,228	22.11	Trader Joe's	Binny's Beverage Depot, Chuck E. Cheese, Dollar Tree, Kirkland's, Petco, Ulta	—
120	Ridge Plaza	Arlington Heights	IL	Chicago-Naperville-Elgin, IL-IN	2000	151,643	100.0%	2,770	18.27	Swadeshi	Harbor Freight Tools, Slick City	Kohl's
121	Southfield Plaza	Bridgeview	IL	Chicago-Naperville-Elgin, IL-IN	2006	196,445	99.5%	2,591	13.26	Shop & Save Market (Albertsons)	Hobby Lobby, Octapharma, Planet Fitness, Walgreens	—
122	Commons of Chicago Ridge	Chicago Ridge	IL	Chicago-Naperville-Elgin, IL-IN	1998	211,105	97.1%	3,012	16.49	—	Discovery Clothing, Dollar Tree, KPot Korean BBQ & Hot Pot, Marshalls, Pep Boys, Ross Dress for Less, Shoe Carnival, XSport Fitness	The Home Depot
123	Rivercrest Shopping Center	Crestwood	IL	Chicago-Naperville-Elgin, IL-IN	1992	537,964	93.0%	5,924	12.57	Tony's Fresh Market (Heritage Grocers)	AMC, Burlington Stores, Dollar Tree, Hollywood Park, National Tire & Battery, OfficeMax, PetSmart, Planet Fitness, Ross Dress for Less, Skechers	—
124	The Commons of Crystal Lake	Crystal Lake	IL	Chicago-Naperville-Elgin, IL-IN	1987	273,060	80.1%	2,919	13.35	Jewel-Osco (Albertsons)	Harbor Freight Tools, VASA Fitness	Hobby Lobby
125	Elmhurst Crossing	Elmhurst	IL	Chicago-Naperville-Elgin, IL-IN	2005	347,503	100.0%	5,252	15.11	Whole Foods Market (Amazon)	At Home, Five Below, Kohl's, Petco, Shoe Carnival	—
126	The Quentin Collection	Kildeer	IL	Chicago-Naperville-Elgin, IL-IN	2006	171,530	82.3%	2,083	14.76	—	Bear Paddle Swim School, Lava Island, Painted Tree Marketplace	—
127	Butterfield Square	Libertyville	IL	Chicago-Naperville-Elgin, IL-IN	1997	106,683	84.5%	1,453	16.12	Sunset Foods	—	—
128	High Point Centre	Lombard	IL	Chicago-Naperville-Elgin, IL-IN	2019	240,345	70.1%	2,608	15.49	—	Altitude Trampoline Park, LA Fitness	—
129	Long Meadow Commons	Mundelein	IL	Chicago-Naperville-Elgin, IL-IN	1997	118,281	93.8%	1,820	17.31	Jewel-Osco (Albertsons)	Planet Fitness	—
130	Westridge Court / Block 59 (2) (3)	Naperville	IL	Chicago-Naperville-Elgin, IL-IN	2026	547,006	97.4%	12,701	25.37	—	Discovery Clothing, Edge Fitness, Five Below, La-Z-Boy Furniture, L.L.Bean, Momentum Climbing Gym, Painted Tree Marketplace, Star Cinema Grille, Ulta, Walter E. Smithe, Wayfair Outlet, World Market	—
131	North Riverside Plaza	North Riverside	IL	Chicago-Naperville-Elgin, IL-IN	2007	387,873	94.5%	4,752	12.96	—	Best Buy, Burlington Stores, Kohl's, Michaels, Petco, Ulta	—
132	Ravinia Plaza	Orland Park	IL	Chicago-Naperville-Elgin, IL-IN	1990	102,289	100.0%	2,511	24.55	Whole Foods Market (Amazon)	Skechers	—
133	Tinley Park Plaza (3)	Tinley Park	IL	Chicago-Naperville-Elgin, IL-IN	2026	246,563	93.5%	4,058	17.97	—	Burlington Stores, Dollar Tree, Planet Fitness, Ross Dress for Less, The Tile Shop	—
134	Meridian Village	Carmel	IN	Indianapolis-Carmel-Greenwood, IN	1990	130,431	100.0%	1,562	11.98	—	Ollie's Bargain Outlet	—
135	Columbus Center	Columbus	IN	Columbus, IN	1964	143,740	98.1%	2,363	16.77	—	Burlington Stores, Five Below, HomeGoods, T.J.Maxx	Target
136	Speedway Super Center	Speedway	IN	Indianapolis-Carmel-Greenwood, IN	2022	579,129	91.4%	7,222	13.97	Kroger	Aaron's, Burlington Stores, Dollar Tree, Empire Beauty School, Harbor Freight Tools, HealthNet, Indiana Bureau of Motor Vehicles, Kohl's, Mattress Firm, Oak Street Health, Petco, pOpshelf, Ross Dress for Less, T.J.Maxx	—
137	Sagamore Park Centre	West Lafayette	IN	Lafayette-West Lafayette, IN	2018	132,027	100.0%	1,545	11.70	Pay Less (Kroger)	—	—
138	West Loop Shopping Center	Manhattan	KS	Manhattan, KS	2013	214,898	94.4%	2,254	18.43	Dillons (Kroger)	Marshalls, Sierra Trading Post	—

Supplemental Disclosure - Three Months Ended March 31, 2026	Page 39

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

139	Florence Plaza - Florence Square (2)	Florence	KY	Cincinnati, OH-KY-IN	2014	679,639	100.0%	9,750	18.05	Kroger	Aaron's, Barnes & Noble, Bob's Discount Furniture, Boot Barn, Burlington Stores, Chuck E. Cheese, Five Below, Harbor Freight Tools, Hobby Lobby, HomeGoods, KPot Korean BBQ & Hot Pot, Old Navy, Ollie's Bargain Outlet, Ross Dress for Less, Shoe Carnival, Sierra Trading Post, Staples, T.J.Maxx, Ulta	—
140	Jeffersontown Commons	Jeffersontown	KY	Louisville/Jefferson County, KY-IN	1959	205,888	98.6%	2,027	10.51	—	Ace Pickleball Club, CVS, Dollar Tree, Tractor Supply Co.	—
141	London Marketplace	London	KY	Corbin, KY	1994	166,026	99.0%	1,658	10.08	Kroger	bealls, Kohl's, Marshalls, Planet Fitness	—
142	Eastgate Shopping Center	Louisville	KY	Louisville/Jefferson County, KY-IN	2002	174,842	98.6%	2,236	12.98	Kroger	Petco	—
143	Plainview Village	Louisville	KY	Louisville/Jefferson County, KY-IN	1997	157,747	96.1%	1,939	13.47	Kroger	Anytime Fitness	—
144	Stony Brook I & II	Louisville	KY	Louisville/Jefferson County, KY-IN	1988	158,940	100.0%	2,169	13.65	Kroger Marketplace	—	—
145	Acton Plaza	Acton	MA	Boston-Cambridge-Newton, MA-NH	1972	137,572	97.8%	2,779	20.65	Roche Bros	T.J.Maxx/HomeGoods	—
146	Points West Plaza	Brockton	MA	Boston-Cambridge-Newton, MA-NH	1960	140,488	93.2%	1,212	9.26	America's Food Basket	Citi Trends, Crunch Fitness	—
147	Burlington Square I, II & III	Burlington	MA	Boston-Cambridge-Newton, MA-NH	2025	79,458	80.9%	2,759	42.94	—	Staples	Duluth Trading Co.
148	Holyoke Shopping Center	Holyoke	MA	Springfield, MA	2000	195,995	89.5%	1,741	14.92	Super Stop & Shop (Ahold Delhaize)	Ocean State Job Lot	—
149	WaterTower Plaza	Leominster	MA	Worcester, MA	2025	295,840	99.0%	4,380	15.22	—	Barnes & Noble, Five Below, Michaels, Ocean State Job Lot, Petco, Staples, T.J.Maxx, The Paper Store	—
150	Lunenburg Crossing	Lunenburg	MA	Worcester, MA	1994	25,515	58.8%	216	14.40	Hannaford Bros.*	—	Walmart
151	Lynn Marketplace	Lynn	MA	Boston-Cambridge-Newton, MA-NH	1968	80,625	100.0%	1,873	23.23	Stop And Compare	Crunch Fitness	—
152	Webster Square	Marshfield	MA	Boston-Cambridge-Newton, MA-NH	2005	182,756	94.3%	2,931	17.00	Star Market (Albertsons)	Marshalls/HomeGoods, Ocean State Job Lot	—
153	Berkshire Crossing	Pittsfield	MA	Pittsfield, MA	1994	188,493	100.0%	3,276	17.38	Market 32 (Northeast Grocery)	Barnes & Noble, Burlington Stores, Michaels, Ulta	The Home Depot, Walmart
154	Westgate Plaza	Westfield	MA	Springfield, MA	1996	125,403	96.4%	1,704	17.37	ALDI	Ocean State Job Lot, PetSmart, T.J.Maxx	—
155	Perkins Farm Marketplace	Worcester	MA	Worcester, MA	1967	205,048	98.8%	2,631	20.71	Super Stop & Shop (Ahold Delhaize)	Citi Trends, Crunch Fitness, Ollie's Bargain Outlet	—
156	South Plaza Shopping Center	California	MD	Lexington Park, MD	2005	92,335	100.0%	1,943	21.04	—	Best Buy, Old Navy, Petco, Ross Dress for Less	—
157	Fox Run	Prince Frederick	MD	Washington-Arlington-Alexandria, DC-VA-MD-WV	2022	279,642	91.7%	4,144	16.38	Giant Food (Ahold Delhaize)	Ocean State Job Lot, Planet Fitness, Ross Dress for Less, Ulta	—
158	Pine Tree Shopping Center	Portland	ME	Portland-South Portland, ME	1958	287,459	97.6%	2,315	20.64	ALDI	Crunch Fitness, Dollar Tree, Lowe's, O'Reilly Auto Parts	—
159	Arborland Center	Ann Arbor	MI	Ann Arbor, MI	2000	403,515	100.0%	7,923	19.91	Kroger	Boot Barn, DSW, HomeGoods, Marshalls, Michaels, Nordstrom Rack, OfficeMax, Old Navy, Petco, Ross Dress for Less, Skechers, Ulta	—
160	Huron Village	Ann Arbor	MI	Ann Arbor, MI	2003	118,482	99.1%	3,056	27.11	Whole Foods Market (Amazon)	Barnes & Noble, Walgreens	—
161	Maple Village	Ann Arbor	MI	Ann Arbor, MI	2020	297,425	97.3%	5,252	18.15	Plum Market	Burlington Stores, Dunham's Sports, HomeGoods, LA Fitness, Sierra Trading Post, Ulta	—
162	Grand Crossing	Brighton	MI	Detroit-Warren-Dearborn, MI	2005	85,389	91.4%	1,027	13.16	Busch’s Fresh Food Market	Ace Hardware	—
163	Farmington Crossroads	Farmington	MI	Detroit-Warren-Dearborn, MI	1986	85,168	100.0%	1,084	12.73	—	Ollie's Bargain Outlet, True Value	—
164	Silver Pointe Shopping Center (2)	Fenton	MI	Flint, MI	1996	164,632	100.0%	2,367	14.48	VG's Grocery (C&S Wholesale Grocers, LLC)	Dunham's Sports	Five Below, Michaels, Old Navy, T.J.Maxx
165	Delta Center	Lansing	MI	Lansing-East Lansing, MI	1985	160,946	86.6%	1,555	11.15	—	Dollar Tree, DXL Destination XL, Funcity Adventure Park, Planet Fitness	—
166	Lakes Crossing	Muskegon	MI	Muskegon-Norton Shores, MI	2008	104,600	46.2%	836	17.31	—	Shoe Carnival, Ulta	—
167	Redford Plaza	Redford	MI	Detroit-Warren-Dearborn, MI	1992	308,078	95.4%	3,835	13.21	Sun Valley Supermarket	Aaron's, Burlington Stores, Citi Trends, Dollar Tree, Harbor Freight Tools, Octapharma, Ross Dress for less	—
168	Hampton Village Centre	Rochester Hills	MI	Detroit-Warren-Dearborn, MI	2004	470,768	96.7%	7,482	21.82	—	Barnes & Noble, DSW, Emagine Theatre, Harbor Freight Tools, Kohl's, Old Navy, Petco, T.J.Maxx, Ulta	Target
169	Southfield Plaza	Southfield	MI	Detroit-Warren-Dearborn, MI	1970	101,781	100.0%	1,234	12.12	ALDI*	Citi Trends, Planet Fitness	Burlington Stores, Forman Mills
170	Delco Plaza	Sterling Heights	MI	Detroit-Warren-Dearborn, MI	1996	154,853	100.0%	1,221	7.88	—	Dunham's Sports, Tractor Supply Co., Urban Air Adventure Park	—
171	West Ridge	Westland	MI	Detroit-Warren-Dearborn, MI	1989	160,091	100.0%	1,985	12.40	—	Crunch Fitness, Petco, Rally House, Ross Dress for Less	Burlington Stores, Target
172	Washtenaw Fountain Plaza	Ypsilanti	MI	Ann Arbor, MI	2005	122,762	97.0%	1,194	10.03	Save-A-Lot (Rabban Brothers)	Dollar Tree, Planet Fitness, Urban Air Adventure Park	—

Supplemental Disclosure - Three Months Ended March 31, 2026	Page 40

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

173	Southport Centre I - VI	Apple Valley	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1985	124,260	100.0%	2,764	22.24	SuperTarget*	Dollar Tree, O'Reilly Auto Parts, Walgreens	—
174	Champlin Marketplace	Champlin	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2005	91,970	100.0%	1,394	15.74	Cub Foods (United Natural Foods Inc.)	—	—
175	Burning Tree Plaza	Duluth	MN	Duluth, MN-WI	1987	183,105	93.0%	2,554	15.00	—	Best Buy, Dollar Tree, Harbor Freight Tools, HomeGoods, Sierra Trading Post, T.J.Maxx	—
176	Westwind Plaza	Minnetonka	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2007	91,670	98.6%	2,336	26.90	Cub Foods*	Ablelight Thrift, MGM Wine and Spirits	—
177	Richfield Hub	Richfield	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1952	213,595	96.7%	2,821	13.66	Loma Bonita Market	Dollar Tree, Marshalls, Michaels, Walgreens	—
178	Roseville Center	Roseville	MN	Minneapolis-St. Paul-Bloomington, MN-WI	2021	82,576	98.8%	1,210	21.22	ALDI, Cub Foods*	Dollar Tree	—
179	Marketplace @ 42	Savage	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1999	118,693	95.2%	2,009	17.79	Fresh Thyme Farmers Market (Meijer)	Dollar Tree, Marshalls	—
180	Sun Ray Shopping Center	St. Paul	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1958	290,813	86.9%	2,856	15.29	Cub Foods (United Natural Foods Inc.)	BioLife Plasma Services, Burlington Stores, Citi Trends, Dollar Tree, Five Below, Planet Fitness, Ross Dress for Less	—
181	White Bear Hills Shopping Center	White Bear Lake	MN	Minneapolis-St. Paul-Bloomington, MN-WI	1996	73,065	100.0%	1,150	15.74	Festival Foods (Schnucks)	Dollar Tree	—
182	Ellisville Square	Ellisville	MO	St. Louis, MO-IL	1989	137,408	71.2%	1,423	15.04	ALDI	Chuck E. Cheese, Michaels, Petco	—
183	Watts Mill Plaza	Kansas City	MO	Kansas City, MO-KS	1997	161,717	98.5%	1,632	10.24	Price Chopper (Associated Wholesale)	Fowling Warehouse	—
184	Liberty Corners	Liberty	MO	Kansas City, MO-KS	1987	124,808	96.6%	1,291	10.70	Price Chopper (Cosentino Group)	—	—
185	Devonshire Place	Cary	NC	Raleigh-Cary, NC	1996	106,680	100.0%	1,706	16.34	—	Burlington Stores, Dollar Tree, Harbor Freight Tools, REI	—
186	McMullen Creek Market	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1988	285,584	94.9%	5,033	18.58	Walmart Neighborhood Market	Burlington Stores, Dollar Tree, pOpshelf, Staples	—
187	The Commons at Chancellor Park	Charlotte	NC	Charlotte-Concord-Gastonia, NC-SC	1994	348,604	100.0%	2,740	11.28	Patel Brothers	Big Air Trampoline, Bob's Discount Furniture, Dollar Tree, Gabe's, River Buffet & Grill, The Home Depot	—
188	Garner Towne Square	Garner	NC	Raleigh-Cary, NC	1997	184,267	98.7%	2,964	16.30	LIDL	Boot Barn, Burlington Stores, Harbor Freight Tools, PetSmart	Target, The Home Depot
189	Franklin Square	Gastonia	NC	Charlotte-Concord-Gastonia, NC-SC	1989	317,824	92.9%	4,317	15.03	Walmart Supercenter*	bealls, Best Buy, Boot Barn, Dollar Tree, Five Below, Michaels, pOpshelf, Ross Dress for Less	—
190	Wendover Place	Greensboro	NC	Greensboro-High Point, NC	2000	407,244	98.8%	6,466	16.07	—	Burlington Stores, DICK'S Sporting Goods, Kohl's, Michaels, Old Navy, PetSmart, Ross Dress for Less, Shoe Carnival, Total Wine & More, Ulta, Wayfair Outlet	Target
191	University Commons	Greenville	NC	Greenville, NC	1996	233,153	100.0%	3,765	16.15	Harris Teeter (Kroger)	Barnes & Noble, Five Below, HomeGoods, Petco, Shoe Carnival, T.J.Maxx	—
192	North Ridge Shopping Center	Raleigh	NC	Raleigh-Cary, NC	1980	171,372	99.2%	3,374	19.85	Harris Teeter (Kroger)	Ace Hardware, O2 Fitness	—
193	Innes Street Market	Salisbury	NC	Charlotte-Concord-Gastonia, NC-SC	2002	349,425	99.4%	4,450	12.81	Food Lion (Ahold Delhaize)	Lowe's, Marshalls, Old Navy, PetSmart, Staples, Tinseltown	—
194	New Centre Market	Wilmington	NC	Wilmington, NC	1998	144,614	100.0%	2,374	16.96	—	Burlington Stores, Dollar Tree, PetSmart, Shoe Carnival, Sportsman's Warehouse	—
195	University Commons	Wilmington	NC	Wilmington, NC	2007	235,345	100.0%	4,189	17.80	Lowes Foods (Alex Lee)	Dollar Tree, HomeGoods, Skechers, T.J.Maxx	—
196	Parkway Plaza	Winston-Salem	NC	Winston-Salem, NC	2005	279,630	80.0%	2,912	13.81	Compare Foods	Aaron's, ArchWell Health, Citi Trends, Office Depot, O'Reilly Auto Parts	—
197	Stratford Commons	Winston-Salem	NC	Winston-Salem, NC	1995	72,308	83.8%	935	15.44	CHEF'STORE (US Foods)	Boot Barn	—
198	Bedford Grove	Bedford	NH	Manchester-Nashua, NH	1989	103,076	100.0%	2,403	24.60	—	Boston Interiors, Planet Fitness	—
199	Capitol Shopping Center	Concord	NH	Concord, NH	2001	196,542	79.1%	2,852	19.63	Market Basket (DeMoulas Supermarkets)	Boot Barn, Burlington Stores, Five Below, Marshalls	—
200	Willow Springs Plaza	Nashua	NH	Manchester-Nashua, NH	1990	131,248	96.0%	2,596	22.54	Patel Brothers	Jordan's Warehouse, Mavis Discount Tires, New Hampshire Liquor and Wine Outlet, Petco	The Home Depot
201	Tri-City Plaza	Somersworth	NH	Boston-Cambridge-Newton, MA-NH	1990	150,264	95.6%	1,651	11.53	Market Basket (DeMoulas Supermarkets)	Staples, T.J.Maxx	—
202	Laurel Square	Brick	NJ	New York-Newark-Jersey City, NY-NJ	2023	246,254	100.0%	2,913	11.83	Livoti’s Old World Market	Ashley Homestore, At Home, Dollar Tree, Planet Fitness, Senior Helpers Town Square	—
203	The Shoppes at Cinnaminson	Cinnaminson	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2010	301,206	100.0%	5,339	25.93	ShopRite (Eickhoff Supermarkets)	Burlington Stores, Planet Fitness, Ross Dress for Less	—
204	Acme Clark	Clark	NJ	New York-Newark-Jersey City, NY-NJ	2007	52,812	100.0%	1,465	27.74	Acme (Albertsons)	—	—
205	Collegetown Shopping Center	Glassboro	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2021	231,464	100.0%	3,628	15.86	LIDL	Esporta Fitness, Five Below, Pep Boys, Ross Dress for Less, Ulta	—

Supplemental Disclosure - Three Months Ended March 31, 2026	Page 41

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

206	Hamilton Plaza	Hamilton	NJ	Trenton-Princeton, NJ	1972	149,993	100.0%	2,301	15.34	Grocery Outlet	2nd Ave, Crab Du Jour, DaVita Dialysis, Planet Fitness, Rothman Orthopaedic Institute	—
207	Bennetts Mills Plaza	Jackson	NJ	New York-Newark-Jersey City, NY-NJ	2002	127,230	98.4%	2,058	16.43	Gourmet Glatt	—	—
208	Marlton Crossing	Marlton	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2019	337,878	96.2%	7,917	24.36	Sprouts Farmers Market	Arthur Murray Dance Studio, Burlington Stores, Chickie's & Pete's, DSW, HomeGoods, Michaels, T.J.Maxx	—
209	Middletown Plaza	Middletown	NJ	New York-Newark-Jersey City, NY-NJ	2024	201,568	58.7%	3,232	27.30	Trader Joe's	Petco, Retro Fitness	—
210	Springfield Place	Morris	NJ	New York-Newark-Jersey City, NY-NJ	1965	4,000	100.0%	267	66.75	ShopRite*	—	—
211	Larchmont Centre	Mount Laurel	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1985	103,787	100.0%	1,584	32.54	ShopRite	—	—
212	Old Bridge Gateway	Old Bridge	NJ	New York-Newark-Jersey City, NY-NJ	2022	254,548	93.3%	4,925	20.73	Bhavani Food Market	Dollar Tree, Marshalls, Pep Boys, Petco, Ross Dress for Less, Texas Roadhouse	—
213	Morris Hills Shopping Center	Parsippany	NJ	New York-Newark-Jersey City, NY-NJ	1994	159,561	62.8%	1,243	12.40	—	—	—
214	Rio Grande Plaza	Rio Grande	NJ	Atlantic City-Hammonton, NJ	1997	136,351	100.0%	1,931	14.16	ShopRite*	Burlington Stores, Dollar Tree, PetSmart, Planet Fitness, Skechers	—
215	Ocean Heights Plaza	Somers Point	NJ	Atlantic City-Hammonton, NJ	2006	179,179	98.9%	3,858	21.77	ShopRite (Village Supermarket)	Ross Dress for Less	—
216	Tinton Falls Plaza	Tinton Falls	NJ	New York-Newark-Jersey City, NY-NJ	2006	87,760	100.0%	1,735	19.77	Uncle Giuseppe's*	Crunch Fitness, Dollar Tree	—
217	Cross Keys Commons	Turnersville	NJ	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	216,205	98.3%	4,058	19.10	Walmart Supercenter*	Marshalls, Ross Dress for Less, Staples, Ulta	—
218	Parkway Plaza	Carle Place	NY	New York-Newark-Jersey City, NY-NJ	1993	89,834	100.0%	3,218	35.82	ALDI	T.J.Maxx	—
219	Suffolk Plaza	East Setauket	NY	New York-Newark-Jersey City, NY-NJ	1998	84,316	92.0%	1,908	25.22	BJ's Wholesale Club*	Five Below	Kohl's, Walmart
220	Three Village Shopping Center	East Setauket	NY	New York-Newark-Jersey City, NY-NJ	1991	77,458	36.1%	1,274	45.53	Stop & Shop*	—	Walgreens
221	West Center	East Setauket	NY	New York-Newark-Jersey City, NY-NJ	1965	42,594	96.2%	1,252	30.54	Wild by Nature Market (King Kullen)	—	—
222	Stewart Plaza	Garden City	NY	New York-Newark-Jersey City, NY-NJ	2022	217,893	100.0%	4,507	20.68	—	Burlington Stores, Dollar Tree, Floor & Décor, Phenix Salon Suites, Tiger Schulmann's Mixed Martial Arts	—
223	Dalewood I, II & III Shopping Center (3)	Hartsdale	NY	New York-Newark-Jersey City, NY-NJ	2026	196,831	100.0%	8,900	46.17	H Mart, Sprouts Farmers Market	Barnes & Noble, Best Buy, GEN Korean BBQ House, T.J.Maxx, Ulta	—
224	Unity Plaza	Hopewell Junction	NY	Kiryas Joel-Poughkeepsie-Newburgh, NY	2005	67,462	100.0%	1,498	22.21	Acme (Albertsons)	—	—
225	Cayuga Shopping Center	Ithaca	NY	Ithaca, NY	1969	204,405	94.6%	2,153	11.13	ALDI	Planet Fitness, Ross Dress for Less, True Value, VA Community Based Outpatient	—
226	Kings Park Plaza	Kings Park	NY	New York-Newark-Jersey City, NY-NJ	1985	72,208	97.8%	1,729	24.49	Key Food Marketplace	T.J.Maxx	—
227	Village Square Shopping Center	Larchmont	NY	New York-Newark-Jersey City, NY-NJ	1981	17,000	100.0%	684	40.24	Trader Joe's	—	—
228	Falcaro's Plaza	Lawrence	NY	New York-Newark-Jersey City, NY-NJ	1972	61,904	100.0%	1,715	27.70	KolSave Market*	Dollar Tree, Planet Fitness	—
229	Mamaroneck Centre	Mamaroneck	NY	New York-Newark-Jersey City, NY-NJ	2020	36,470	100.0%	1,557	42.69	North Shore Farms	CVS	—
230	Sunshine Square	Medford	NY	New York-Newark-Jersey City, NY-NJ	2007	222,775	93.5%	3,608	18.10	Super Stop & Shop (Ahold Delhaize)	Planet Fitness, Savers	—
231	Wallkill Plaza	Middletown	NY	Kiryas Joel-Poughkeepsie-Newburgh, NY	1986	211,736	87.3%	2,170	13.78	—	Citi Trends, David's Bridal, Hobby Lobby	—
232	Monroe Plaza	Monroe	NY	Kiryas Joel-Poughkeepsie-Newburgh, NY	1985	122,007	90.7%	2,029	18.33	ShopRite (Wakefern)	U.S. Post Office	—
233	Rockland Plaza (3)	Nanuet	NY	New York-Newark-Jersey City, NY-NJ	2026	261,443	86.8%	8,088	36.40	A Matter of Health	Burlington Stores, Nordstrom Rack, Ross Dress for Less, Ulta	—
234	North Ridge Shopping Center	New Rochelle	NY	New York-Newark-Jersey City, NY-NJ	1971	39,743	95.0%	1,555	41.18	—	—	—
235	Nesconset Shopping Center	Port Jefferson Station	NY	New York-Newark-Jersey City, NY-NJ	1961	129,996	89.9%	3,440	29.44	—	Dollar Tree, HomeGoods	—
236	Roanoke Plaza	Riverhead	NY	New York-Newark-Jersey City, NY-NJ	2002	99,131	93.6%	2,281	24.57	Fine Fare	Boot Barn, CVS, Ross Dress for Less	—
237	The Shops at Riverhead	Riverhead	NY	New York-Newark-Jersey City, NY-NJ	2018	120,088	100.0%	3,181	26.49	Costco*	HomeSense, Marshalls/HomeGoods, PetSmart, Ulta	—
238	Rockville Centre	Rockville Centre	NY	New York-Newark-Jersey City, NY-NJ	1975	44,131	100.0%	1,398	31.68	—	HomeGoods	—
239	College Plaza	Selden	NY	New York-Newark-Jersey City, NY-NJ	2025	188,602	98.9%	4,509	26.44	ShopRite (Wakefern)	Burlington Stores, Five Below, Wren Kitchens	—
240	Campus Plaza	Vestal	NY	Binghamton, NY	2003	160,744	99.5%	2,211	13.82	—	Dollar Tree, Staples	—
241	Parkway Plaza	Vestal	NY	Binghamton, NY	1995	207,123	100.0%	2,707	13.07	—	Bob's Discount Furniture, Boot Barn, Kohl's, PetSmart, Ross Dress for Less	—
242	Shoppes at Vestal	Vestal	NY	Binghamton, NY	2000	92,328	100.0%	1,726	18.69	—	HomeGoods, Michaels, Old Navy	—

Supplemental Disclosure - Three Months Ended March 31, 2026	Page 42

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

243	Town Square (2)	Vestal	NY	Binghamton, NY	1991	290,535	97.8%	5,446	19.74	Sam's Club*, Walmart Supercenter*	AMC, Barnes & Noble, Burlington Stores, DICK’S Sporting Goods Warehouse Sale, Dollar Tree, DSW, Shoe Carnival, T.J.Maxx, Ulta	—
244	Highridge Plaza	Yonkers	NY	New York-Newark-Jersey City, NY-NJ	1977	88,501	97.9%	3,217	37.14	H Mart	—	—
245	Brunswick Town Center	Brunswick	OH	Cleveland, OH	2004	151,048	99.2%	2,691	18.59	Giant Eagle	—	The Home Depot
246	Brentwood Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2004	227,738	100.0%	3,045	19.74	Kroger	Ace Hardware, Petco, Planet Fitness, Rainbow Shops	—
247	Delhi Shopping Center	Cincinnati	OH	Cincinnati, OH-KY-IN	1973	167,328	99.3%	1,680	10.19	Kroger	Pet Supplies Plus, Salvation Army	—
248	Harpers Station	Cincinnati	OH	Cincinnati, OH-KY-IN	1994	8,200	100.0%	279	34.02	Fresh Thyme Farmers Market (Meijer)*	—	HomeGoods, Painted Tree Marketplace, T.J.Maxx
249	Western Hills Plaza	Cincinnati	OH	Cincinnati, OH-KY-IN	2021	245,971	98.5%	5,513	23.93	—	Dollar Tree, Michaels, Old Navy, PetSmart, Ross Dress For Less, T.J.Maxx, Ulta	Target
250	Western Village	Cincinnati	OH	Cincinnati, OH-KY-IN	2005	115,791	100.0%	1,445	41.11	Kroger	—	—
251	Crown Point	Columbus	OH	Columbus, OH	1980	145,280	98.8%	1,651	11.53	Kroger	Dollar Tree, Planet Fitness	—
252	Greentree Shopping Center	Columbus	OH	Columbus, OH	2005	131,720	91.8%	1,535	13.60	Kroger	—	—
253	South Towne Centre	Dayton	OH	Dayton-Kettering-Beavercreek, OH	1972	333,998	74.7%	4,008	16.55	Health Foods Unlimited	Burlington Stores, PetSmart, VASA Fitness	—
254	The Shoppes at North Olmsted	North Olmsted	OH	Cleveland, OH	2002	70,003	100.0%	1,239	17.70	—	Ollie's Bargain Outlet	—
255	Surrey Square	Norwood	OH	Cincinnati, OH-KY-IN	2010	175,140	100.0%	2,703	29.75	Kroger	Advance Auto Parts, Rainbow Shops	—
256	Miracle Mile Shopping Plaza	Toledo	OH	Toledo, OH	1955	298,765	85.6%	2,039	13.91	Kroger	Crunch Fitness, Fun City Us, Harbor Freight Tools	—
257	Village West	Allentown	PA	Allentown-Bethlehem-Easton, PA-NJ	1999	140,474	98.7%	2,996	21.60	Giant Food (Ahold Delhaize)	CVS	—
258	Lehigh Shopping Center	Bethlehem	PA	Allentown-Bethlehem-Easton, PA-NJ	1955	373,766	100.0%	4,690	15.03	Giant Food (Ahold Delhaize)	Citi Trends, Marshalls/HomeGoods, PetSmart, Powerhouse Gym, Savers, Staples	—
259	Bristol Park	Bristol	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1993	266,953	98.4%	3,232	12.62	—	Ollie's Bargain Outlet, Planet Fitness	—
260	New Britain Village Square	Chalfont	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1989	143,716	96.2%	2,864	21.42	Giant Food (Ahold Delhaize)	Wine & Spirits Shoppe	—
261	Collegeville Shopping Center	Collegeville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2020	101,630	92.8%	2,157	23.61	Kimberton Whole Foods	Planet Fitness	—
262	Plymouth Square Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2024	227,440	95.2%	5,278	24.38	Weis Markets	Planet Fitness, REI, Wren Kitchens	—
263	Whitemarsh Shopping Center	Conshohocken	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2002	76,391	97.8%	2,206	29.54	Giant Food (Ahold Delhaize)	—	—
264	Valley Fair	Devon	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2001	45,086	100.0%	748	16.59	Hung Vuong Food Market*	Planet Fitness	—
265	Dickson City Crossings	Dickson City	PA	Scranton--Wilkes-Barre, PA	2023	311,991	100.0%	3,893	19.61	—	Barnes & Noble, Burlington Stores, Dollar Tree, Gabe's, PetSmart, Planet Fitness, Sierra Trading Post, T.J.Maxx, The Home Depot	—
266	Barn Plaza (3)	Doylestown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2026	234,134	100.0%	6,448	27.54	Whole Foods Market (Amazon)	Barnes & Noble, Kohl's, Pottery Barn	—
267	Pilgrim Gardens	Drexel Hill	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1955	75,223	92.8%	1,484	21.25	—	Ross Dress for Less	—
268	North Penn Market Place	Lansdale	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1977	58,358	100.0%	1,169	21.35	Weis Markets*	DaVita Dialysis	—
269	Village at Newtown	Newtown	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2021	226,829	100.0%	8,968	41.03	McCaffrey's	Ulta	—
270	Ivyridge	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1963	106,348	100.0%	3,201	30.10	—	Target	—
271	Roosevelt Mall (3)	Philadelphia	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2026	619,644	98.5%	12,343	41.95	Sprouts Farmers Market	JD Sports, LA Fitness, Macy's, Oak Street Health, Ross Dress for Less, Teso Life, Ulta	—
272	Shoppes at Valley Forge	Phoenixville	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2003	176,676	100.0%	1,675	9.48	Redner's Warehouse Market	Ocean State Job Lot, Ross Dress for Less	—
273	County Line Plaza	Souderton	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1971	154,608	100.0%	1,886	12.20	ALDI	Dollar Tree, Five Below, Planet Fitness	—
274	69th Street Plaza	Upper Darby	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1994	41,711	100.0%	551	13.21	Fresh Grocer*	—	—
275	Warminster Towne Center	Warminster	PA	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	1997	237,152	100.0%	3,925	17.96	ShopRite (Wakefern)	Famous Footwear, Harbor Freight Tools, Old Navy, Pep Boys, PetSmart, Ross Dress for Less, Sportsman's Warehouse	Kohl's
276	Whitehall Square	Whitehall	PA	Allentown-Bethlehem-Easton, PA-NJ	2006	309,908	97.5%	4,102	13.83	Redner's Warehouse Market	dd's Discounts (Ross), Dollar Tree, Gabe's, PetSmart, Pickleball Kingdom, Ross Dress for Less	—
277	Wilkes-Barre Township Marketplace	Wilkes-Barre Township	PA	Scranton--Wilkes-Barre, PA	2004	306,440	100.0%	2,788	36.83	NetCost Market, Walmart Supercenter	Chuck E. Cheese, Cracker Barrel, Pet Supplies Plus	—

Supplemental Disclosure - Three Months Ended March 31, 2026	Page 43

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

278	Belfair Towne Village	Bluffton	SC	Hilton Head Island-Bluffton-Port Royal, SC	2006	166,639	99.0%	3,217	19.49	Kroger	—	—
279	Milestone Plaza	Greenville	SC	Greenville-Anderson-Greer, SC	1995	89,721	100.0%	1,798	21.25	Lowes Foods (Alex Lee)	—	—
280	Circle Center (3)	Hilton Head Island	SC	Hilton Head Island-Bluffton-Port Royal, SC	2026	68,444	96.8%	1,403	21.17	Publix	—	—
281	The Fresh Market Shoppes	Hilton Head Island	SC	Hilton Head Island-Bluffton-Port Royal, SC	1983	86,398	98.1%	1,664	19.62	The Fresh Market	—	—
282	Island Plaza	James Island	SC	Charleston-North Charleston, SC	1994	174,094	98.6%	1,928	11.38	Food Lion (Ahold Delhaize)	Dollar Tree, Gold's Gym, Harbor Freight Tools	—
283	Pawleys Island Plaza	Pawleys Island	SC	Murrells Inlet, SC	2015	120,453	96.4%	1,800	15.51	Publix	Petco, T.J.Maxx, Ulta	—
284	Fairview Corners I & II	Simpsonville	SC	Greenville-Anderson-Greer, SC	2003	131,002	100.0%	2,793	21.32	—	Petco, Ross Dress for Less, T.J.Maxx	Target
285	Hillcrest Market Place (3)	Spartanburg	SC	Spartanburg, SC	2026	376,624	95.4%	5,376	15.31	Publix	Five Below, Hobby Lobby, Marshalls, NCG Cinemas, Petco, Ross Dress for Less	—
286	Watson Glen Shopping Center	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	265,571	100.0%	4,167	15.89	ALDI	At Home, HomeGoods	—
287	Williamson Square	Franklin	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1988	304,784	100.0%	4,727	15.51	—	Dollar Tree, Family Leisure, Goldfish Swim School, Hobby Lobby, Painted Tree Marketplace, Planet Fitness	—
288	Kingston Overlook	Knoxville	TN	Knoxville, TN	1996	119,360	100.0%	1,455	12.19	Sprouts Farmers Market	Painted Tree Marketplace, Urban Air Adventure Park	—
289	The Market at Wolfcreek (2)	Memphis	TN	Memphis, TN-MS-AR	2014	649,252	96.0%	10,291	17.39	—	Academy Sports + Outdoors, Best Buy, Burlington Stores, Cavender's Boot City, Citi Trends, Dave & Busters, David's Bridal, Dollar Tree, DSW, Michaels, Office Depot, Old Navy, Painted Tree Marketplace, PetSmart, T.J.Maxx	—
290	Georgetown Square	Murfreesboro	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	2003	114,117	92.3%	1,590	15.09	Kroger	—	—
291	Nashboro Village	Nashville	TN	Nashville-Davidson--Murfreesboro--Franklin, TN	1998	86,811	95.2%	1,091	13.21	Kroger	—	Walgreens
292	Parmer Crossing	Austin	TX	Austin-Round Rock-San Marcos, TX	1989	170,605	89.5%	2,114	13.84	Desi Brothers	Dollar Tree, Harbor Freight Tools, Planet Fitness	—
293	Baytown Shopping Center	Baytown	TX	Houston-Pasadena-The Woodlands, TX	1987	95,921	97.0%	1,707	18.35	—	Goodwill, Legacy Community Health, Sky Zone	—
294	El Camino	Bellaire	TX	Houston-Pasadena-The Woodlands, TX	2008	71,651	83.2%	702	11.77	El Ahorro Supermarket	Dollar Tree	—
295	Central Station	College Station	TX	College Station-Bryan, TX	1976	178,141	98.5%	3,720	21.70	—	Dollar Tree, HomeGoods, Spec's Liquors	Kohl's
296	Rock Prairie Crossing	College Station	TX	College Station-Bryan, TX	2002	118,700	97.7%	1,522	30.51	Kroger	CVS	—
297	Carmel Village	Corpus Christi	TX	Corpus Christi, TX	2019	84,667	95.3%	1,438	17.83	—	Crunch Fitness, Five Below	—
298	Arboretum Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2014	102,279	97.6%	2,758	29.69	Tom Thumb (Albertsons)	Ace Hardware, PetSmart	—
299	Claremont Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1976	66,980	100.0%	1,412	21.31	—	EōS Fitness	—
300	Kessler Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1975	68,962	96.7%	1,168	17.52	—	Wellmed Medical	—
301	Stevens Park Village	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1974	45,492	93.8%	419	9.82	—	—	—
302	Webb Royal Plaza	Dallas	TX	Dallas-Fort Worth-Arlington, TX	1961	108,545	90.7%	1,380	14.70	El Rio Grande Latin Market	Family Dollar	—
303	Wynnewood Village (3)	Dallas	TX	Dallas-Fort Worth-Arlington, TX	2026	579,174	94.2%	9,187	22.05	El Rancho (Heritage Grocers), Kroger	Burlington Stores, Citi Trends, DaVita Dialysis, Dollar Tree, Five Below, Foot Locker, Kids Empire, LA Fitness, Ross Dress for Less, Target	—
304	Parktown	Deer Park	TX	Houston-Pasadena-The Woodlands, TX	1999	118,221	96.6%	1,223	10.71	Food Town	bealls, Walgreens	—
305	Ridglea Plaza	Fort Worth	TX	Dallas-Fort Worth-Arlington, TX	1990	170,519	98.1%	2,811	16.81	Tom Thumb (Albertsons)	Dollar Tree, EōS Fitness, Goody Goody Wine & Spirits	—
306	Trinity Commons	Fort Worth	TX	Dallas-Fort Worth-Arlington, TX	1998	197,526	100.0%	4,725	23.92	Tom Thumb (Albertsons)	DSW, Ulta	—
307	Preston Ridge	Frisco	TX	Dallas-Fort Worth-Arlington, TX	2018	792,351	99.4%	19,400	24.64	SuperTarget*	Belk, Best Buy, Boot Barn, Cloudbound, DSW, Half Price Books, Macy's Backstage, Marshalls, Nordstrom Rack, Old Navy, PetSmart, pOpshelf, Ross Dress for Less, Sky Zone, Staples, T.J.Maxx, Ulta	—
308	Village Plaza	Garland	TX	Dallas-Fort Worth-Arlington, TX	2002	89,444	100.0%	1,738	19.53	Truong Nguyen Market	—	—
309	Highland Village Town Center	Highland Village	TX	Dallas-Fort Worth-Arlington, TX	1996	101,874	100.0%	1,385	13.94	—	Painted Tree Marketplace, Planet Fitness	—
310	Bay Forest	Houston	TX	Houston-Pasadena-The Woodlands, TX	2004	76,092	100.0%	865	12.51	Kroger	—	—
311	Braes Heights	Houston	TX	Houston-Pasadena-The Woodlands, TX	2022	92,703	98.6%	3,159	34.57	—	CVS, My Salon Suites	—
312	Braesgate	Houston	TX	Houston-Pasadena-The Woodlands, TX	1997	91,982	100.0%	982	10.68	Food Town	—	—
313	Clear Lake Camino South	Houston	TX	Houston-Pasadena-The Woodlands, TX	1964	106,072	77.9%	1,244	16.31	ALDI	Mr. Gatti's Pizza, Spec's Liquors	—

Supplemental Disclosure - Three Months Ended March 31, 2026	Page 44

PROPERTY LIST												↩ Table of Contents
Dollars in thousands, except per square foot amounts
					Year		Percent					Non-Owned
	Property Name	City	State	Core-Based Statistical Area	Built	GLA	Leased	ABR	ABR PSF	Grocer (1) (4)	Other Major Tenants (4)	Major Tenants

314	Hearthstone Corners	Houston	TX	Houston-Pasadena-The Woodlands, TX	2019	208,147	98.6%	3,138	15.29	El Rancho (Heritage Grocers)	Amped Fitness, Sky Zone, XL Parts	—
315	Jester Village	Houston	TX	Houston-Pasadena-The Woodlands, TX	2022	62,731	99.0%	1,536	24.73	—	24 Hour Fitness	—
316	Jones Plaza	Houston	TX	Houston-Pasadena-The Woodlands, TX	2025	111,206	88.5%	1,203	12.22	La Michoacana Supermarket	Aaron's, Fitness Connection	—
317	Jones Square	Houston	TX	Houston-Pasadena-The Woodlands, TX	1999	169,786	100.0%	2,107	12.41	—	Hobby Lobby, King Dollar, Octapharma, Vevor, Walgreens	—
318	Maplewood	Houston	TX	Houston-Pasadena-The Woodlands, TX	2004	99,177	83.0%	1,075	13.07	—	bealls, Kids Empire, Planet Fitness	—
319	Merchants Park	Houston	TX	Houston-Pasadena-The Woodlands, TX	2009	246,707	94.3%	4,264	18.34	Kroger	JD Sports, Marshalls, Petco, Planet Fitness, Ross Dress for Less	—
320	Northshore (2)	Houston	TX	Houston-Pasadena-The Woodlands, TX	2001	231,640	76.8%	3,257	18.31	—	Concentra, Dollar Tree, Melrose Fashions, Planet Fitness	—
321	Northtown Plaza	Houston	TX	Houston-Pasadena-The Woodlands, TX	1960	184,940	98.5%	2,726	15.29	El Rancho (Heritage Grocers)	Crazy Boss Big Discount Store, dd's Discounts (Ross), Dollar Tree	—
322	Orange Grove	Houston	TX	Houston-Pasadena-The Woodlands, TX	2005	184,664	99.1%	2,460	14.02	—	24 Hour Fitness, Burlington Stores, Floor & Décor, WSS	—
323	Royal Oaks Village	Houston	TX	Houston-Pasadena-The Woodlands, TX	2001	146,279	97.2%	3,720	26.15	H-E-B	—	—
324	Tanglewilde Center	Houston	TX	Houston-Pasadena-The Woodlands, TX	1998	82,623	83.3%	1,149	16.69	ALDI	Dollar Tree, WeGotSoccer	—
325	West U Marketplace	Houston	TX	Houston-Pasadena-The Woodlands, TX	2000	60,136	100.0%	1,758	29.23	Whole Foods Market (Amazon)	—	—
326	Westheimer Commons	Houston	TX	Houston-Pasadena-The Woodlands, TX	1984	245,714	96.5%	2,926	12.34	Fiesta Mart (Chedraui USA)	King Dollar, Marshalls, Rainbow Shops, Retro Fitness, Sanitas Medical Center, Walgreens	—
327	LaCenterra at Cinco Ranch	Katy	TX	Houston-Pasadena-The Woodlands, TX	2006	409,025	97.7%	13,544	34.25	Trader Joe's	Brown & Gay Engineers, Inc., Flix Brewhouse, Nike, Peloton Computer Enterprises, Regus	—
328	Pearland Plaza	Pearland	TX	Houston-Pasadena-The Woodlands, TX	1995	156,491	98.5%	1,627	10.56	Kroger	Goodwill, Harbor Freight Tools, The Picklr, Walgreens	—
329	Market Plaza	Plano	TX	Dallas-Fort Worth-Arlington, TX	2002	152,500	94.7%	3,133	23.30	Central Market (H-E-B)	—	—
330	Preston Park Village (3)	Plano	TX	Dallas-Fort Worth-Arlington, TX	2026	256,407	88.6%	7,054	31.04	—	Gap Factory Store, HomeGoods, Petco, Slick City	—
331	Keegan's Meadow	Stafford	TX	Houston-Pasadena-The Woodlands, TX	1999	125,100	97.2%	1,695	14.36	El Rancho	King Dollar, Retro Fitness	—
332	Lake Pointe Village	Sugar Land	TX	Houston-Pasadena-The Woodlands, TX	2010	162,263	96.7%	4,999	31.86	Whole Foods Market (Amazon)	—	—
333	Texas City Bay	Texas City	TX	Houston-Pasadena-The Woodlands, TX	2005	224,884	91.6%	2,499	12.33	Kroger	Burlington Stores, Five Below, Harbor Freight Tools, Planet Fitness	—
334	Windvale Center	The Woodlands	TX	Houston-Pasadena-The Woodlands, TX	2002	100,688	84.7%	1,866	21.89	—	Tesla	—
335	Culpeper Town Square	Culpeper	VA	Washington-Arlington-Alexandria, DC-VA-MD-WV	1999	132,907	81.0%	1,105	10.26	—	Goodwill, Ollie's Bargain Outlet, Tractor Supply Co.	—
336	Hanover Square	Mechanicsville	VA	Richmond, VA	1991	152,279	99.3%	3,184	21.07	—	Gold's Gym, Hobby Lobby	Kohl's
337	Cave Spring Corners	Roanoke	VA	Roanoke, VA	2005	144,942	100.0%	1,446	16.80	Kroger	Hamrick's	—
338	Hunting Hills	Roanoke	VA	Roanoke, VA	1989	166,207	100.0%	1,614	9.71	—	Dollar Tree, Kohl's, PetSmart	—
339	Hilltop Plaza	Virginia Beach	VA	Virginia Beach-Chesapeake-Norfolk, VA-NC	2010	150,014	87.1%	3,366	26.05	Trader Joe's	Five Below, PetSmart, Ulta	—
340	Rutland Plaza	Rutland	VT	Rutland, VT	1997	223,314	91.9%	2,020	9.85	Market 32 (Northeast Grocery)	Planet Fitness, T.J.Maxx, Walmart	—
341	Mequon Pavilions	Mequon	WI	Milwaukee-Waukesha, WI	1967	218,392	92.4%	3,744	18.56	Sendik's Food Market	Marshalls, Sierra Trading Post, The Tile Shop	—
342	Moorland Square Shopping Ctr	New Berlin	WI	Milwaukee-Waukesha, WI	1990	98,303	97.3%	1,161	12.14	Pick 'n Save (Kroger)	—	—
343	Paradise Pavilion	West Bend	WI	Milwaukee-Waukesha, WI	2000	204,074	93.5%	1,694	8.90	—	Hobby Lobby, Kohl's	Five Below, HomeGoods, Sierra Trading Post
344	Grand Central Plaza	Parkersburg	WV	Parkersburg-Vienna, WV	1986	75,344	100.0%	884	11.73	—	Best Buy, Sportsman's Warehouse	—
	TOTAL PORTFOLIO					62,055,877	95.1%	$1,053,747	$19.05
(1) * Indicates grocer is not owned.
(2) Property is listed as two individual properties on Company website for marketing purposes.
(3) Indicates property is currently in redevelopment.
(4) Major Tenants exclude tenants that have ceased to operate prior to their lease expiration date.

Supplemental Disclosure - Three Months Ended March 31, 2026	Page 45